Exhibit 10.1

LETTER OF INTENT

FOR THE PROPOSED ACQUISITION OF SUBSTANTIALLY
ALL ASSETS AND BUSINESS OPERATIONS OF

RESMAC, INC.

Dated: May 30, 2026

This Letter of Intent (this “Letter” or “LOI”) is entered into as of the date set forth above by and between the following parties:

Acquirer:

Netcapital Inc., a Utah corporation with its principal executive offices at 1 Lincoln Street, Boston, Massachusetts 02111, whose common stock is listed on The Nasdaq Capital Market under the ticker symbol “NCPL,” Commission File Number 001-41443 (the “Acquirer” or “NCPL”), acting directly or through a wholly-owned subsidiary to be formed under the laws of the State of South Dakota as further described herein.

Seller:

RezyFi, Inc., a Florida corporation (“Seller” or “RezyFi”), as the sole shareholder and 100% owner of ResMAC, Inc., a Florida corporation incorporated in the State of Florida in 2008 (“Target” or “ResMAC”), acting by and through John Vu, its Chief Executive Officer. As of March 31, 2026, RezyFi has 6,787,006 common shares outstanding, with JJ Zheng holding a controlling interest of approximately 68.28% of such shares.

RECITALS

The parties enter into this Letter with reference to the following facts and circumstances, which form an integral part of the understanding between them:

WHEREAS, ResMAC, Inc. is a licensed residential mortgage bank holding an active HUD Title II non-supervised direct endorsement mortgagee approval, operating in eleven (11) states with capability to expand nationwide, maintaining warehouse financing relationships supporting approximately $51.8 million in total assets as of March 31, 2026, and generating an annualized revenue run-rate of approximately $4.76 million with a demonstrated trajectory toward profitability;

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WHEREAS, ResMAC’s management has identified an opportunity to significantly expand its mortgage origination platform by increasing warehouse lending capacity from approximately $25 million to approximately $200 million, which management believes can drive annual revenue growth to an estimated $32 million, and which expansion requires growth capital of approximately $15 to $20 million that ResMAC cannot access through its current capital structure;

WHEREAS, Netcapital Inc. is a Nasdaq-listed fintech company operating a regulated investment portal (www.netcapital.com), a FINRA-registered broker-dealer subsidiary, and the NetNudge AI platform, providing the capital markets infrastructure, regulatory standing, shareholder base, and technology resources necessary to (a) support a registered public offering of equity securities of a financial services subsidiary through a Form S-1 registration statement and Rule 15c2-11 market maker application, (b) provide the broker-dealer infrastructure to facilitate secondary mortgage market transactions and warehouse line optimization, and (c) create a publicly-traded vehicle for ResMAC’s growth that is accessible to the existing shareholder base of Netcapital Inc.;

WHEREAS, Seller has entered into a Share Exchange Agreement with ECGI Holdings, Inc. (OTC: ECGI), a company with a reported market capitalization of approximately $336,000 as of March 2026, which Seller acknowledges is unable to deliver the capital markets access, Nasdaq listing pathway, shareholder base, or S-1 financing capability that the ResMAC business requires to execute its growth strategy;

WHEREAS, Seller has approached Acquirer as a superior strategic partner, recognizing that Acquirer’s existing Nasdaq listing, registered broker-dealer, regulated investment portal, and demonstrated capital markets capability represent the path most likely to deliver the $15 million in growth capital, the public market for ResMAC’s equity, and the liquidity event that the shareholders of RezyFi, Inc. — including its controlling shareholder who has invested approximately $8.87 million in the enterprise — are seeking;

WHEREAS, the parties intend to structure the Proposed Transaction such that: (i) Acquirer acquires substantially all assets and operations of ResMAC through a newly formed South Dakota holding company subsidiary wholly owned by NCPL; (ii) Seller receives equity in such subsidiary as acquisition consideration; (iii) the subsidiary completes a registered public offering on Form S-1 targeting gross proceeds of $15 million; and (iv) Netcapital Inc. distributes its interest in the subsidiary to NCPL shareholders of record as a dividend spinout, creating a new publicly-traded financial services company in which both NCPL shareholders and Seller become direct equity holders; and

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WHEREAS, this structure is designed to reward Netcapital Inc. shareholders through the creation of a new, separately-traded public financial services company; to provide ResMAC with the growth capital and public market access it requires; to give RezyFi’s shareholders, including its controlling founder, a credible and liquid path to value realization; and to create meaningful, recurring revenue attributable to the ResMAC business within Netcapital Inc.’s consolidated financial statements during the pre-spinout period.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein, the parties agree as follows:

1. TRANSACTION STRUCTURE

1.1 Nature of Transaction. The Proposed Transaction shall be structured as a purchase by the SD Holdco (as defined in Section 1.2) of substantially all of the assets and assumed liabilities of ResMAC, Inc. (the “Asset Purchase”). In connection with the closing of the Asset Purchase (the “Closing”), the SD Holdco shall acquire the following assets of ResMAC (collectively, the “Acquired Assets”):

(a) all active state mortgage lending licenses held by ResMAC in each jurisdiction where ResMAC currently holds a license, including without limitation the eleven (11) active lending states as of the date hereof, and all pending or in-process license applications in additional states;

(b) the HUD Title II, non-supervised direct endorsement mortgagee approval and all related FHA certifications and approvals, subject to receipt of HUD prior written approval for the change of control as described in Section 4.1 hereof;

(c) all mortgage servicing rights held by ResMAC as of the Closing Date;

(d) all mortgage loans held for sale, with a balance of approximately $27.9 million as of March 31, 2026, and mortgage loans held for investment, with a balance of approximately $14.7 million as of March 31, 2026, subject to warehouse lender consent;

(e) all technology systems, software, loan origination platforms, proprietary data, and borrower and counterparty information of ResMAC;

(f) all trade names, domain names, trademarks, and the goodwill of the ResMAC business;

(g) all customer, borrower, broker, and referral source relationships and associated data; and

(h) all contracts, agreements, and operating arrangements necessary to conduct ResMAC’s mortgage origination, servicing, and related business as a going concern, subject to any required third-party consents.

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1.2 South Dakota Holding Company. Prior to or concurrent with the Closing, Acquirer shall form a wholly-owned subsidiary incorporated under the laws of the State of South Dakota (the “SD Holdco”), which shall serve as the direct acquiring entity in the Asset Purchase, the holder of all Acquired Assets, the issuing entity for the SD Holdco Preferred described in Section 2 hereof, and the registrant for the S-1 offering and spinout described in Section 5 hereof. The SD Holdco shall be organized as a C-corporation for United States federal income tax purposes. South Dakota is selected as the state of formation for its deep financial services regulatory infrastructure, its absence of corporate income tax, and its established standing as a jurisdiction for financial services holding companies, including major institutions such as Citibank and Wells Fargo.

1.3 Relationship to ECGI Holdings Transaction. The parties acknowledge that RezyFi, Inc. entered into a Share Exchange Agreement with ECGI Holdings, Inc. (OTC: ECGI) dated March 24, 2026 (the “ECGI Agreement”). Seller acknowledges and represents to Acquirer that ECGI Holdings, Inc. does not have, and has not demonstrated, the financial capacity, capital markets standing, or regulatory infrastructure necessary to deliver the growth capital, public market access, or shareholder base that the ResMAC business requires to execute its expansion strategy, and that Seller is entering into this LOI because Acquirer represents a materially superior strategic and financial partner for achieving those objectives. As a condition precedent to Closing, Seller shall deliver to Acquirer written evidence, satisfactory to Acquirer’s independent counsel, that the ECGI Agreement has been validly terminated or has expired by its terms, or that the Proposed Transaction may be consummated without any restriction, liability, or encumbrance arising from the ECGI Agreement. This condition may not be waived by Acquirer.

2. VALUATION AND PURCHASE CONSIDERATION

2.1 Valuation Methodology. The parties acknowledge the following valuation basis for the Proposed Transaction, reflecting recognized valuation methodologies applied to ResMAC’s most current available financial data:

(a) Book Value Method. As reflected in ResMAC’s unaudited financial statements for the period ended March 31, 2026 (the “March 2026 Financials”), ResMAC’s total assets are approximately $51.8 million and total shareholders’ equity is approximately $2.7 million. Applied at 1.0x stated book equity, this method yields an indicated equity value of approximately $2,700,000.

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(b) Revenue Multiple Method. ResMAC generated total revenues of approximately $3.57 million in the nine months ended March 31, 2026, representing an annualized run-rate of approximately $4.76 million, with loan sale income of approximately $2.31 million as the primary revenue component. Applied at a 1.0x revenue multiple consistent with non-bank mortgage originator transactions, this method yields an indicated platform value of approximately $4,760,000.

(c) Strategic Platform and Forward Growth Value. ResMAC holds active HUD Title II non-supervised direct endorsement mortgagee approval, established warehouse lending relationships with approximately $25 million in current capacity, two years of audited GAAP financial statements, and experienced management capable of executing wholesale origination growth. Management projects revenue growth to an estimated $32 million annually upon deployment of approximately $20 million in additional warehouse capacity at an estimated 10:1 leverage ratio. The replacement cost of ResMAC’s regulatory platform, licensing, and operational infrastructure is estimated at not less than $2,000,000. The forward growth value of this platform, when capitalized through the S-1 and spinout described in Section 5, is expected to significantly exceed the current book value of the enterprise.

2.2 Agreed Acquisition Value. Based upon the foregoing valuation methodologies and the parties’ mutual negotiation, the total acquisition value for the Acquired Assets shall be Five Million Dollars ($5,000,000) (the “Acquisition Value”), representing approximately 1.85 times ResMAC’s total stated shareholders’ equity as of March 31, 2026 and approximately 1.05 times annualized revenue run-rate. The parties acknowledge that the Acquisition Value, while reflecting current financial metrics, is expected to represent a significant discount to the value of the SD Holdco upon completion of the S-1 offering and Spinout described in Section 5, and that the primary value creation mechanism for Seller is the SD Holdco equity received herein and the public market liquidity that the Spinout is designed to provide. The Acquisition Value shall be payable solely in the form of Series A Convertible Preferred Stock of the SD Holdco, as described in Section 2.3 below. No consideration of any kind shall be paid by Netcapital Inc. directly; all consideration shall be issued exclusively by the SD Holdco.

Buying at roughly 1x current metrics and then injecting $15M of growth capital can absolutely set you up for a 6–7x-type valuation outcome on a larger earnings or revenue base, if management delivers on the projected scale and profitability, and the market gives you a reasonable multiple. The deal structure, by pushing most of the seller’s upside into SD Holdco/Spinout equity rather than upfront cash, does in fact align and “force” them to perform for the full value to be realized.

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2.3 Form of Consideration — SD Holdco Series A Convertible Preferred Stock. The Acquisition Value shall be paid by the issuance to Seller of a newly designated series of preferred stock of the SD Holdco designated as the “Series A Convertible Preferred Stock” of the SD Holdco (the “SD Holdco Preferred”), at a stated value of $2.00 per share, resulting in the issuance of Two Million Five Hundred Thousand (2,500,000) shares of SD Holdco Preferred with an aggregate stated value of $5,000,000. The SD Holdco Preferred shall be authorized and issued pursuant to a Certificate of Designation filed with the South Dakota Secretary of State prior to or at Closing, and shall have the following material terms:

(a) Stated Value and Issuance. Each share of SD Holdco Preferred shall have a stated value of $2.00 per share. The 2,500,000 shares shall be issued to Seller at Closing as full consideration for the Acquired Assets. No cash consideration shall be paid.

(b) Dividends. Cumulative dividends at the rate of six percent (6%) per annum on the stated value, payable in kind in additional shares of SD Holdco Preferred only when, as, and if declared by the SD Holdco Board. No cash dividends shall be paid on the SD Holdco Preferred.

(c) Conversion into SD Holdco Common Stock Only. Shares of SD Holdco Preferred shall be convertible solely into shares of SD Holdco common stock at a ratio of one (1) share of SD Holdco common stock for each one (1) share of SD Holdco Preferred*, subject to customary anti-dilution adjustments. Conversion shall occur automatically upon the Spinout (as defined in Section 5.2) or the effectiveness of the S-1 registration statement of the SD Holdco, or at such earlier date as the SD Holdco Board may determine. The SD Holdco Preferred shall at no time be convertible into, or exchangeable for, any security of Netcapital Inc. This structure ensures that the Proposed Transaction triggers no issuance of Netcapital Inc. securities, and therefore does not implicate the shareholder approval requirements of Nasdaq Listing Rules 5635(a), 5635(b), or 5635(d) as they apply to Netcapital Inc.

(d) Voting Rights. One (1) vote per share, voting together with holders of SD Holdco common stock as a single class on all matters submitted to a vote of SD Holdco shareholders, except as otherwise required by law.

(e) Liquidation Preference. Upon any liquidation, dissolution, or winding up of the SD Holdco, holders of SD Holdco Preferred shall be entitled to receive, prior to any distribution to holders of SD Holdco common stock, the stated value of $2.00 per share plus any accrued and unpaid dividends thereon.

(f) Lock-Up. Any shares of SD Holdco common stock issued upon conversion of SD Holdco Preferred shall be subject to an eighteen (18) month lock-up period from the date of the Spinout or conversion, as the case may be, pursuant to a lock-up agreement to be executed by Seller at Closing.

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2.4 Nasdaq Rule 5635 Compliance. The parties expressly acknowledge that the consideration structure set forth in Section 2.3 is designed to comply with Nasdaq Listing Rule 5635 in all respects. Because the sole consideration issued in the Proposed Transaction consists of SD Holdco Preferred — a security of the SD Holdco, a private subsidiary of Netcapital Inc. — and not of any security of Netcapital Inc. itself, no issuance of Netcapital Inc. common stock or securities convertible into or exercisable for Netcapital Inc. common stock occurs in connection with the Proposed Transaction. Accordingly, the shareholder approval requirements of Nasdaq Listing Rules 5635(a), 5635(b), and 5635(d) are not triggered with respect to Netcapital Inc. Netcapital Inc. shall consult with Nasdaq Listing Qualifications staff prior to Closing to confirm this analysis and shall take such additional steps as Nasdaq may reasonably require.

2.5 Performance-Based Earnout. In addition to the base consideration, Seller shall be eligible to receive additional shares of SD Holdco Preferred as follows:

(a) Revenue Earnout. Up to One Million (1,000,000) additional shares of SD Holdco Preferred, issuable if the ResMAC business unit achieves cumulative GAAP revenue of not less than Ten Million Dollars ($10,000,000) within twenty-four (24) months of the Closing Date, as confirmed by the SD Holdco’s independent accountants.

(b) Capital Markets Earnout. Up to Five Hundred Thousand (500,000) additional shares of SD Holdco Preferred, issuable upon the SD Holdco completing a Form S-1 registered public offering declared effective by the SEC resulting in gross proceeds of not less than Ten Million Dollars ($10,000,000).

3. ASSUMED AND EXCLUDED LIABILITIES

3.1 Assumed Liabilities. The SD Holdco shall assume at Closing the following liabilities of ResMAC (the “Assumed Liabilities”), the assumption of each of which the parties acknowledge is a material condition to Seller’s willingness to consummate the Proposed Transaction:

(a) all existing warehouse credit facilities and mortgage financing arrangements of ResMAC, including the warehouse line utilization of approximately $38.1 million as of March 31, 2026, subject to the prior written consent of each applicable warehouse lender to the assignment of such facilities to the SD Holdco on terms no less favorable than currently in effect;

(b) the operating lease obligations of ResMAC for its principal office space;

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(c) ordinary course mortgage servicing and origination obligations arising from loans closed and funded prior to Closing;

(d) all related-party notes payable and amounts due to officers and related parties of ResMAC as reflected in the most recent financial statements of ResMAC, it being understood by the parties that the assumption of these obligations is essential to the consummation of the Proposed Transaction and reflects the operational reality of ResMAC’s existing capital structure; and

(e) the paycheck protection program note payable of approximately $370,838 as reflected in the FY2025 financial statements of ResMAC, the assumption of which is similarly essential to the consummation of the Proposed Transaction.

3.2 Excluded Liabilities. Except for the Assumed Liabilities in Section 3.1, the SD Holdco shall not assume, and Seller shall retain sole responsibility for, all other liabilities of ResMAC or RezyFi of any nature, including without limitation:

(a) all tax liabilities attributable to periods ending on or prior to the Closing Date;

(b) all litigation, regulatory proceedings, or governmental claims pending or threatened as of the Closing Date; and

(c) any obligations, liabilities, or claims of any nature arising from the ECGI Agreement or any related transaction documents.

3.3 Indemnification. From and after Closing, Seller shall indemnify, defend, and hold harmless the SD Holdco and Acquirer for all losses arising from (i) any Excluded Liability, (ii) any breach of Seller’s representations and warranties in the Definitive Agreement, or (iii) any claim arising from the ECGI Agreement or related documents. Indemnification cap: $5,000,000. Basket: $50,000. Survival: twenty-four (24) months post-Closing.

4. CONDITIONS PRECEDENT TO CLOSING

4.1 HUD Change-of-Control Approval. The SD Holdco shall have obtained prior written approval from HUD for the change of control of ResMAC’s Title II non-supervised direct endorsement mortgagee approval. The parties shall cooperate to file the HUD approval application within fifteen (15) business days of LOI execution. This condition may not be waived by either party.

4.2 ECGI Agreement Resolution. Seller shall have delivered to Acquirer written evidence satisfactory to Acquirer’s independent counsel that the ECGI Agreement has been validly terminated, has expired by its terms, or does not encumber the Proposed Transaction. This condition may not be waived by Acquirer.

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4.3 Warehouse Lender Consents. Written consent from each warehouse lender to the assignment of all assumed credit facilities to the SD Holdco on materially consistent terms.

4.4 State License Transfers. Receipt of, or written confirmation of pending approval of, all required mortgage lending license transfers or new applications in each state where ResMAC currently holds an active license and conducts origination activity.

4.5 Due Diligence. Acquirer shall have completed confirmatory due diligence to its satisfaction in its sole discretion within forty-five (45) days of LOI execution. Seller shall provide reasonable access to all books, records, personnel, and properties of ResMAC during such period.

4.6 No Material Adverse Change. No material adverse change in ResMAC’s business, financial condition, regulatory approvals, HUD approval status, or warehouse lending availability between the date of this Letter and the Closing Date.

4.7 Board Approval. The Board of Directors of Netcapital Inc. shall have approved the Proposed Transaction following full disclosure of all related-party relationships among the parties, and shall have determined that the Proposed Transaction is in the best interests of NCPL shareholders.

4.8 SD Holdco Certificate of Designation. The Certificate of Designation for the SD Holdco Preferred shall have been duly adopted by the SD Holdco Board and filed with the South Dakota Secretary of State.

4.9 Leadership and Compensation Agreements. Prior to or at Closing: (a) John Vu shall have executed an employment agreement with the SD Holdco to serve as President of the SD Holdco and ResMAC for a minimum term of twenty-four (24) months, with compensation, benefits, and other terms to be negotiated and set forth in a separate employment agreement attached as an exhibit to the Definitive Agreement; and (b) Todd Violette, as Chief Executive Officer of Netcapital Inc., shall serve as Chief Executive Officer of the SD Holdco, and shall receive an equity grant in the SD Holdco and a success fee as further described in Section 5.4 hereof, the terms of which shall be approved by independent members of the NCPL Board of Directors consistent with applicable securities laws and Nasdaq corporate governance requirements.

4.10 Definitive Agreement. The parties shall have executed the Definitive Agreement and all ancillary agreements in form and substance satisfactory to both parties and their respective independent legal counsel.

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5. CAPITAL MARKETS STRATEGY, SPINOUT, AND MANAGEMENT EQUITY

5.1 Strategic Purpose — Nasdaq Access, Shareholder Base, and Growth Capital. The parties acknowledge that the primary strategic benefit to Seller and RezyFi’s shareholders of the Proposed Transaction — as distinguished from the ECGI transaction or any other alternative — is Acquirer’s ability to deliver: (a) a credible Form S-1 registered public offering of SD Holdco equity supported by two years of audited ResMAC financial statements; (b) a FINRA-registered market maker application pursuant to Rule 15c2-11 under the Securities Exchange Act of 1934, enabling a public trading market for SD Holdco securities; (c) access to the existing Netcapital Inc. shareholder base as a foundational investor pool for the SD Holdco offering and subsequent public trading market;

(d) the broker-dealer infrastructure of Netcapital Securities to facilitate secondary mortgage market transactions, warehouse line optimization, and investor relations; and (e) the NetNudge AI platform and Netcapital portal for mortgage borrower acquisition and origination automation. The failure of Acquirer to pursue the S-1 and the Spinout in good faith and with commercially reasonable efforts following Closing shall be considered a material breach of the spirit of this Letter, though not of any binding covenant hereof, and shall be taken into account in the negotiation of the Definitive Agreement.

5.2 S-1 Registration Statement. Following the Closing, Acquirer and the SD Holdco shall use commercially reasonable efforts to prepare and file with the SEC a registration statement on Form S-1 registering the equity securities of the SD Holdco for public distribution (the “S-1”). The financial statements of ResMAC, including the audited financial statements for the fiscal years ended June 30, 2024 and June 30, 2025 (attached hereto as Exhibits A and B, respectively) and the unaudited financial statements for the period ended March 31, 2026 (attached hereto as Exhibit C), shall provide the financial disclosure foundation for the S-1. The SD Holdco shall target gross proceeds from the S-1 offering of not less than Fifteen Million Dollars ($15,000,000), to be used for the following purposes in the approximate proportions to be set forth in the S-1 Use of Proceeds: (a) expansion of ResMAC’s warehouse lending capacity from approximately $25 million to approximately $200 million; (b) technology integration with the Netcapital portal and NetNudge AI platform; (c) maintenance of HUD-required minimum net worth; (d) broker-dealer capital markets infrastructure buildout; and (e) general working capital.

5.3 Rule 15c2-11 Market Maker Application. In connection with the S-1 process, Acquirer and the SD Holdco shall facilitate the submission of a Form 211 application pursuant to Rule 15c2-11 under the Securities Exchange Act of 1934 to a FINRA-registered market maker, enabling the SD Holdco’s equity securities to be quoted and traded in the public markets following the effectiveness of the S-1. The parties intend for the SD Holdco’s securities to ultimately qualify for listing on The Nasdaq Capital Market, consistent with the strategic objectives of providing Seller’s shareholders with a liquid, exchange-traded security.

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5.4 Spinout and Dividend Distribution to NCPL Shareholders. Subject to applicable securities laws, Nasdaq Listing Rules, and the fiduciary obligations of the NCPL Board of Directors, following the effectiveness of the S-1 and the establishment of a public trading market for SD Holdco securities, Netcapital Inc. intends to distribute shares of SD Holdco common stock to shareholders of Netcapital Inc. of record as a taxable stock dividend or pro-rata distribution (the “Spinout”). The Spinout is the primary mechanism by which Netcapital Inc. intends to deliver value directly to NCPL shareholders, by converting an illiquid subsidiary interest into a freely tradeable public equity security held directly by those shareholders. Concurrent with or following the Spinout, the SD Holdco Preferred held by Seller shall automatically convert into SD Holdco common stock pursuant to its terms as set forth in Section 2.3(c), making Seller a direct shareholder of the independent publicly-traded SD Holdco alongside former NCPL shareholders. The result is a publicly-traded financial services company whose shareholders include the existing NCPL shareholder base and Seller’s principals — precisely the outcome that Seller has identified as its primary motivation for the Proposed Transaction. The specific terms, record date, distribution ratio, and mechanics of the Spinout shall be determined by the NCPL Board of Directors and disclosed in accordance with all applicable SEC and Nasdaq requirements. Following the Spinout, Netcapital Inc. shall retain its technology assets, AI platform, funding portal, and broker-dealer, which shall provide services to the SD Holdco under intercompany service and licensing agreements.

5.5 Revenue Contribution During Pre-Spinout Period. Between Closing and the Spinout, ResMAC shall operate as a wholly-owned subsidiary of the SD Holdco and shall be consolidated into the financial statements of Netcapital Inc. During this period, ResMAC’s revenue, origination volume, and operating results will be reported as part of Netcapital Inc.’s consolidated financial statements, creating the additional revenue streams within NCPL that are among the strategic objectives of the Proposed Transaction for Acquirer.

5.6 CEO Equity Compensation and Success Fee. In recognition of Todd Violette’s role as Chief Executive Officer of the SD Holdco and his leadership of the S-1 and Spinout capital markets process, the Board of Directors of the SD Holdco shall grant to Todd Violette, subject to approval by independent members of the NCPL Board of Directors:

(a) Equity Grant in SD Holdco. A grant of SD Holdco equity (the specific form, amount, vesting schedule, and terms to be determined by independent NCPL Board members and set forth in an equity award agreement), representing an economic interest in the SD Holdco vesting based on the achievement of the S-1 effectiveness and Spinout completion milestones, subject to continued service as CEO of NCPL and the SD Holdco.

(b) Success Fee. A success fee payable in cash, SD Holdco equity, or a combination thereof, upon the earlier of (i) the SD Holdco S-1 raising gross proceeds of not less than $15,000,000 or (ii) completion of the Spinout, in an amount and form to be determined by independent NCPL Board members and set forth in a CEO compensation agreement executed prior to or at Closing.

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6. EXCLUSIVITY; NO-SHOP (BINDING)

The provisions of this Section 6 are binding upon the parties immediately upon execution of this Letter and shall survive any termination of the non-binding provisions hereof.

6.1 Exclusivity Period. From the date of execution through the date that is ninety (90) calendar days thereafter (the “Exclusivity Period”), Seller, RezyFi, ResMAC, and each of their respective officers, directors, shareholders, employees, agents, and advisors shall not, directly or indirectly:

(a) solicit, initiate, encourage, or entertain any inquiry or proposal from any third party regarding any acquisition, merger, asset sale, equity investment, or similar transaction involving ResMAC or its assets; (b) engage in discussions or negotiations with any such third party; (c) enter into any letter of intent, agreement, or understanding with any such third party; or (d) provide non-public information to any such third party. For the avoidance of doubt, the foregoing expressly includes any actions to advance, consummate, or extend the closing of the ECGI Agreement during the Exclusivity Period.

6.2 Reverse Break Fee. In the event Seller breaches Section 6.1, including by re-engaging ECGI Holdings, Inc. or any other third party during the Exclusivity Period, Seller shall pay Acquirer Two Hundred Fifty Thousand Dollars ($250,000) in cash within ten (10) business days of such breach, as liquidated damages representing a reasonable estimate of Acquirer’s damages, and as the sole and exclusive monetary remedy of Acquirer for such breach, without prejudice to equitable remedies including specific performance and injunctive relief.

6.3 Acquirer Termination Right. Acquirer may terminate this Letter and its obligations hereunder at any time upon written notice to Seller, including following completion of due diligence, with no payment or other obligation to Seller.

6.4 Extension. The Exclusivity Period may be extended by mutual written agreement. Either party may request a thirty (30) day extension if HUD change-of-control approval remains pending and all other conditions in Section 4 have been satisfied or waived.

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7. CONFIDENTIALITY (BINDING)

The provisions of this Section 7 are binding upon the parties immediately upon execution of this Letter and shall survive for three (3) years from the date hereof.

7.1 Mutual Confidentiality. Each party shall maintain the confidentiality of all non-public information received from the other party in connection with this Letter and the Proposed Transaction and shall not disclose such information to any third party without prior written consent, except (a) to such party’s legal counsel, accountants, financial advisors, and board members on a need-to-know basis subject to equivalent confidentiality obligations, or (b) as required by applicable law or legal process, with prior notice to the other party where legally permissible.

7.2 SEC Disclosure and 8-K Filing. Acquirer, as a reporting company under the Securities Exchange Act of 1934, shall be required to file a Current Report on Form 8-K with the SEC disclosing the execution of this Letter as a material definitive agreement. The financial statements of ResMAC attached hereto as Exhibits A, B, and C are incorporated into this Letter by reference and shall constitute part of this Letter for all purposes, including for purposes of such Form 8-K disclosure. Acquirer shall provide Seller with advance notice and a reasonable opportunity to review any such public disclosure for factual accuracy prior to filing.

7.3 Related-Party Disclosures. The parties acknowledge that Acquirer is required by applicable SEC rules to disclose: (a) the pre-existing personal and professional relationship between the Chief Executive Officer of Acquirer and John Vu, Chief Executive Officer of Seller; and (b) the investment of approximately $250,000 held by VUVU Ventures, an entity affiliated with Acquirer’s CEO, in ECGI Holdings, Inc. Such disclosures shall not constitute a breach of confidentiality obligations.

8. GENERAL PROVISIONS (BINDING)

The provisions of this Section 8 are binding upon the parties immediately upon execution of this Letter.

8.1 Governing Law and Venue. This Letter shall be governed by and construed in accordance with the laws of the State of South Dakota, without giving effect to any choice of law provision. Each party irrevocably submits to the exclusive jurisdiction of the Circuit Court for Minnehaha County, State of South Dakota, and the United States District Court for the District of South Dakota, Southern Division, sitting in Sioux Falls, South Dakota, for the resolution of any dispute arising under or in connection with the binding provisions of this Letter.

8.2 Expenses. Each party shall bear its own legal, accounting, and advisory expenses, regardless of whether the Proposed Transaction is consummated.

8.3 No Broker. Each party represents that it has not engaged any broker, finder, or financial intermediary entitled to a fee from the other party in connection with the Proposed Transaction, except as separately disclosed in writing.

8.4 Non-Binding Nature. Except for Sections 6, 7, and 8, this Letter does not constitute a binding agreement to consummate the Proposed Transaction, and no binding obligation shall arise until execution of the Definitive Agreement.

8.5 Counterparts; Electronic Signature. This Letter may be executed in counterparts. Electronic signatures via DocuSign or equivalent platform shall constitute original signatures for all purposes.

8.6 Entire Agreement. This Letter, together with the Exhibits attached hereto, constitutes the entire understanding of the parties regarding the Proposed Transaction and supersedes all prior discussions and understandings. This Letter may be amended only by written instrument signed by authorized representatives of both parties.

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IN WITNESS WHEREOF, the parties have caused this Letter of Intent to be executed by their duly authorized representatives as of the date first written above.

NETCAPITAL INC.		REZYFI, INC.
a Utah corporation		a Florida corporation, as Seller

By:	/s/ Todd Violette	By:	/s/ John Vu
Name:	Todd Violette	Name:	John Vu
Title:	Chief Executive Officer	Title:	Chief Executive Officer

Date:	May 31, 2026	Date:	May 31, 2026

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EXHIBIT INDEX

Exhibit A: ResMac, Inc. — Financial Statements with Independent Auditors’ Report for the Years Ended June 30, 2024 and June 30, 2023 (CWDL Certified Public Accountants, San Diego, California, dated November 5, 2024).

Exhibit B: ResMac, Inc. — Financial Statements with Independent Auditors’ Report for the Year Ended June 30, 2025 (Advisent LLC, 2025).

Exhibit C: ResMac, Inc. — Executive Summary and Unaudited Financial Data for the Nine-Month Period Ended March 31, 2026.

[Exhibits A, B, and C are incorporated herein by reference and form part of this Letter of Intent for all purposes, including for purposes of the Form 8-K to be filed by Netcapital Inc. with the Securities and Exchange Commission disclosing the execution of this Letter and the Proposed Transaction.]

— END OF LETTER OF INTENT —

Page 15 of 15	Non-Binding Letter of Intent (except as expressly stated herein)

Exhibit A

CWDL

ResMac, Inc.

FINANCIAL STATEMENTS WITH INDEPENDENT AUDITORS' REPORT

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RESMAC, INC.
TABLE OF CONTENTS
JUNE 30, 2024 AND 2023

Independent Auditors' Report	1-3

FINANCIAL STATEMENTS

Balance Sheets	4
Statements of Operations	5
Statements of Changes in Stockholders' Equity	6
Statements of Cash Flows	7
Notes to the Financial Statements	8-23

SUPPLEMENTAL INFORMATION

Computation of Adjusted Net Worth Pursuant to HUD Requirements	24
Computation of Liquid Assets Pursuant to HUD Requirements	25
Independent Auditors' Report on Internal Control over Financial Reporting and on Compliance and Other Matters Based on an Audit of Financial Statements Performed in Accordance with *Government Auditing Standards*	26-27
Independent Auditors' Report on Compliance for Major HUD Programs and Report on Internal Control over Compliance Required by the *Consolidated Audit Guide for Audits of HUD Programs*	28-30
Schedule of Findings, Questioned Costs, and Recommendations	31
Schedule of the Status of Prior Year Audit Findings, Questioned Costs, and Recommendations	32

CWDL

INDEPENDENT AUDITORS' REPORT

To the Stockholders of
ResMac, Inc.
Boynton Beach, FL

Report on the Audit of the Financial Statements

Opinion

We have audited the financial statements of ResMac, Inc., FHA Lender No. 2965100009 which comprise the balance sheets as of June 30, 2024 and 2023, and the related statements of operations, changes in stockholders' equity and cash flows for the years then ended, and the related notes to the financial statements.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of ResMac, Inc. as of June 30, 2024 and 2023, and the results of its operations, and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America (GAAP).

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS) and the standards applicable to financial audits contained in *Government Auditing Standards*, issued by the Comptroller General of the United States. Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company ResMac, Inc. and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Operating Loss and Recurring Accumulated Deficit

As discussed in Note 2 to the financial statements, the Company has suffered multiple years of operating losses and a recurring accumulated deficit. Management's evaluation of the events and conditions and management's plans to mitigate these matters are also described in Note 2. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

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In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about ResMac, Inc.'s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor's Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS and *Government Auditing Standards* will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS and *Government Auditing Standards*, we:

- Exercise professional judgment and maintain professional skepticism throughout the audit.
- Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
- Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of ResMac, Inc.'s internal control. Accordingly, no such opinion is expressed.
- Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
- Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the ResMac, Inc.'s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole. The accompanying supplementary information shown on pages 24 to 32 is presented for the purposes of additional analysis and is not a required part of the financial statements.

Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the

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auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplementary information on pages 24 to 32 is fairly stated, in all material respects, in relation to the financial statements as a whole.

Other Reporting Required by Government Auditing Standards

In accordance with *Government Auditing Standards*, we have also issued our report dated November 5, 2024 on our consideration of ResMac, Inc.'s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the effectiveness of ResMac, Inc.'s internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with *Government Auditing Standards* in considering ResMac, Inc.'s internal control over financial reporting and compliance.

CWDL, Certified Public Accountants

CWDL Certified Public Accountants
San Diego, California
November 5, 2024

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CWDL

RESMAC, INC.
BALANCE SHEETS
JUNE 30, 2024 AND 2023

	2024	2023
ASSETS		
Cash and cash equivalents	$ 2,701,406	$ 3,041,150
Restricted cash	841,263	1,117,791
Escrow cash	115,167	159,240
Mortgage loans held for sale, at fair value	5,116,155	7,351,356
Accounts receivable and advances, net	1,634,643	3,731,263
Derivative assets	8,495	11,719
Due from related parties	207,663	955,944
Note receivable	16,068	16,068
Mortgage loans held for investment, net	16,666,916	20,986,800
Property and equipment, net	-	51
Prepaid expenses	30,000	-
Mortgage servicing rights	5,490,212	5,256,851
Right of use assets	307,580	455,144
Deferred tax asset	1,136,539	275,873
Deposits	20,141	20,141
Total assets	$ 34,292,248	$ 43,379,391
LIABILITIES AND STOCKHOLDERS' EQUITY		
LIABILITIES:		
Accounts payable and accrued expenses	$ 2,570,176	$ 4,983,830
Current deposits and loan escrows	115,168	159,240
Mortgage financing arrangements	15,248,914	21,928,839
Operating line of credit	7,777,518	2,842,518
Notes payable, related party	1,387,771	3,877,000
Due to officers and related parties	1,492,593	631,870
Allowance for indemnification losses	1,604,462	310,906
Operating lease liabilities	308,144	455,212
Derivative liabilities	-	52,836
Total liabilities	30,504,746	35,242,251
COMMITMENTS AND CONTINGENCIES (Note 13)		
STOCKHOLDERS' EQUITY:		
Common stock, $1 par value, 100,000,000 shares authorized and issued, 600,000 shares outstanding	60,000	60,000
Additional paid-in capital	9,522,942	9,522,942
Accumulated deficit	(5,795,440)	(1,445,802)
Total stockholders' equity	3,787,502	8,137,140
Total liabilities and stockholders' equity	$ 34,292,248	$ 43,379,391

The accompanying notes are an integral part of these financial statements.

4

RESMAC, INC.
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED JUNE 30, 2024 AND 2023

	2024	2023
REVENUES		
Gain on sale of mortgage loans held for sale	$ 971,231	$ 586,641
Loan origination and other fees	1,007,608	1,642,829
Servicing income	1,270,910	1,317,137
Other income	247,909	1,166,843
Interest income	1,467,074	2,351,816
Total revenues	4,964,732	7,065,266
EXPENSES		
Salaries, payroll taxes and benefits	2,007,640	3,117,713
Interest expense	2,259,882	2,382,183
Direct loan costs	929,046	1,427,089
General and administrative	3,432,569	1,265,977
Provision for loan losses	1,435,757	67,893
Depreciation and amortization	51	610
Valuation adjustment and deletion of mortgage servicing rights	87,829	260,745
Total expenses	10,152,774	8,522,210
LOSS BEFORE TAXES	(5,188,042)	(1,456,944)
Income tax benefit	838,404	574,070
NET LOSS	$ (4,349,638)	$ (882,874)

The accompanying notes are an integral part of these financial statements.

5

RESMAC, INC.
STATEMENTS OF STOCKHOLDERS' EQUITY
JUNE 30, 2024 AND 2023

	Common Stock		Additional	Accumulated	
	Shares	Amount	Paid-In	Deficit	Total
Balance at June 30, 2022	60,000	$ 60,000	$ 9,522,942	$ (562,928)	$ 9,020,014
Net loss	-	-	-	(882,874)	(882,874)
Balance at June 30, 2023	60,000	$ 60,000	$ 9,522,942	$ (1,445,802)	$ 8,137,140
Net loss	-	-	-	(4,349,638)	(4,349,638)
Balance at June 30, 2024	60,000	$ 60,000	$ 9,522,942	$ (5,795,440)	$ 3,787,502

The accompanying notes are an integral part of these financial statements.

6

RESMAC, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED JUNE 30, 2024 AND 2023

	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES		
Net loss	$ (4,349,638)	$ (882,874)
Reconciliation of net loss to net cash provided by (used in) operating activities:		
Change in fair value of derivatives	(49,612)	136,478
Depreciation and amortization	51	610
Provision for deferred income taxes	(860,666)	(596,233)
Amortization of right of use assets	197,569	197,193
Change in fair value of mortgage servicing rights	(87,829)	(121,378)
Provision for loan losses	1,435,757	67,893
Changes in assets and liabilities:		
Proceeds from sale of principal payments on mortgage loans held for sale	71,822,067	136,278,155
Originations and purchases of mortgage loans held for sale	(69,732,398)	(120,218,281)
Escrow cash	44,073	(74,572)
Accounts receivable	2,096,620	(750,628)
Due from related party	748,281	(422,643)
Prepaid expenses	(30,000)	101,845
Deposits	-	11,084
Accounts payable and accrued expenses	(2,413,654)	1,865,125
Current deposits and loan escrows	(44,072)	24,384
Due to officers and related parties	860,723	631,870
Allowance for indemnification losses	(142,201)	(41,462)
Operating lease liabilities	(197,073)	(197,125)
Net Cash (Used In) Provided by Operating Activities	(702,002)	16,009,441
CASH FLOWS FROM INVESTING ACTIVITIES		
Principal payments and sales of mortgage loans held for investment	6,048,138	-
Purchases of mortgage loans held for investment	(1,728,254)	(1,878,488)
Repayments on note receivable	-	425,400
Proceeds from disposal of property and equipment	-	7,974
Net Cash Provided By (Used in) Investing Activities	4,319,884	(1,445,114)
CASH FLOW FROM FINANCING ACTIVITIES		
Net borrowings under mortgage financing arrangements	(6,679,925)	(18,356,779)
Repayments under note payable, related party	(2,489,229)	577,000
Repayments under operating line of credit	4,935,000	2,842,518
Net Cash Used In Financing Activities	(4,234,154)	(14,937,261)
DECREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	(616,272)	(372,934)
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH, BEGINNING OF YEAR	4,158,941	4,531,875
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH, END OF YEAR	$ 3,542,669	$ 4,158,941
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:		
Income taxes paid	$ 22,262	$ 22,614
Interest paid	$ 599,317	$ 1,897,088

The accompanying notes are an integral part of these financial statements.

6

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2024 AND 2023

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

ResMac, Inc. (the Company) was incorporated in the State of Florida in 2008. The Company is primarily engaged in the business of originating, selling, and servicing residential mortgage loans through its retail channel. The Company maintains its corporate office in Florida and operates in several states. The Company is approved as a Title II, non-supervised direct endorsement mortgagee with the United States Department of Housing and Urban Development (HUD). In addition, the Company is an approved seller and servicer with the Federal Home Loan Mortgage Corporation (FHLMC). ResMac is a wholly-owned subsidiary of Rezyfi, Inc. a Florida corporation.

Basis of Accounting

The financial statements of the Company are prepared on the accrual basis of accounting.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of reporting cash flows, cash and cash equivalents consist of cash held in bank deposit accounts and short-term, highly-liquid investments with original maturities of 90 days or less.

Restricted Cash

The Company maintains certain cash balances that are restricted under warehouse lines of credit and debt agreements. These amounts are included with cash and cash equivalents when reconciling beginning and ending balances on the accompanying statements of cash flows.

Concentrations of Cash and Credit Risks

The Company maintains a corporate cash balance which, at times, may exceed federally insured limits. However, the Federal Deposit Insurance Corporation (FDIC) will permanently insure bearing accounts at financial institutions up to $250,000 in the aggregate. Management believes it is not exposed to any significant risk on its cash balances.

Escrow Cash and Loan Escrows

The Company classifies certain escrows collected from borrowers from the origination of mortgage loans as escrow cash and loan escrows on the balance sheets.

Mortgage Loans Held for Sale and Revenue Recognition

Mortgage loans held for sale are carried at fair value under the fair value option with changes in fair value recorded in gain on sale of mortgage loans held for sale on the statements of operations. The fair value of mortgage loans held for sale committed to investors is calculated using observable market information such as the investor commitment, assignment of trade (AOT) or other mandatory delivery commitment prices.

8

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2024 AND 2023

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Mortgage Loans Held for Sale and Revenue Recognition (continued)
The Company bases loans committed to Agency investors on the Agency's quoted mortgage backed security (MBS) prices. The fair value of mortgage loans held for sale not committed to investors is based on quoted best execution secondary market prices. If no such quoted price exists, the fair value is determined using quoted prices for a similar asset or assets, such as MBS, adjusted for the specific attributes of that loan, which would be used by other market participants.

Gain and losses from the sale of mortgage loans held for sale are recognized based upon the difference between the sales proceeds and carrying value of the related loans upon sale and are recorded in gain on sale of mortgage loans held for sale on the statements of operations. Sales proceeds reflect the cash received from investors through the sale of the loan and servicing release premium. If the related mortgage service right (MSR) is sold servicing retained, the MSR addition is recorded in gain on sale of mortgage loans held for sale on the statements of operations. Gain on sale of mortgage loans held for sale also includes the unrealized gains and losses associated with the changes in the fair value of mortgage loans held for sale and the realized and unrealized gains and losses from derivative instruments.

Mortgage loans held for sale are considered sold when the Company surrenders control over the financial assets. Control is considered to have been surrendered when the transferred assets have been isolated from the Company, beyond the reach of the Company and its creditors; the purchaser obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets; and the Company does not maintain effective control over the transferred assets through an agreement that both entitles and obligates the Company to repurchase or redeem the transferred assets before their maturity or the ability to unilaterally cause the holder to return specific assets. The Company typically considers the above criteria to have been met upon acceptance and receipt of sales proceeds from the purchaser.

Revenue Recognition
Revenue from Contracts with Customers, FASB ASC 606 (ASC 606), establishes a contract-based approach to revenue recognition whereby the transaction price and any performance obligations are identified in the entity's contracts to provide goods or services. Revenues are then recognized as performance obligations are met. ASC 606 includes reporting requirements about the nature, timing, amount, and uncertainty of revenues recognized. However, the Company's main sources of revenues are generated from financial instruments, including mortgage loans held for sale and derivatives, and are not subject to ASC 606. As such, the relevant GAAP are described in the other relevant sections of Note 1.

Mortgage Loans Held for Investment
Mortgage loans held for investment for which management has the intent and ability to hold for the foreseeable future or to maturity or payoff are recorded at amortized cost, net of a valuation allowance for credit losses. Amortized cost is the principal balance outstanding, net of purchase premiums and discounts and deferred fees and costs. Interest income is accrued on the unpaid principal balance, if applicable. The accrual of interest is generally discontinued when a loan becomes 90 days past due and is not well collateralized and in the process of collection, or when management believes that the principal or interest will not be collectible in the normal course of business. Past due status is based on contractual terms of the loan. A loan is considered to be past due when a scheduled payment has not been received 30 days after the contractual due date. As of June 30, 2024 and 2023, there were no valuation allowances recorded.

9

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2024 AND 2023

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Loan Origination Fees and Costs
Loan origination fees represent revenue earned from originating mortgage loans. Loan origination fees generally represents a flat per-loan fee amount based on a percentage of the original principal loan balance and is recognized as revenue at the time the mortgage loans are funded. Loan origination expenses are charged to operations as incurred.

Loan Servicing Fees
Loan servicing fees represent revenue earned for servicing loans for various investors. Loan servicing fees are based on a contractual percentage of the outstanding unpaid principal balance and are recognized into revenue as the related mortgage payments are received. Loan servicing expenses are charged to operations as incurred.

Interest Income
Interest income on mortgage loans held for sale is recognized based upon the principal balance outstanding and contractual interest rates. Revenue recognition is discontinued when loans become 90 days delinquent or when in management's opinion, the collectability of principal and interest becomes doubtful and the mortgage loans held for sale are put on nonaccrual status.

Accounts Receivable and Advances
Accounts receivable are primarily amounts due from investors, borrowers, employees, and servicing advances. Servicing advances represent escrows advanced by the Company on behalf of borrowers and investors to cover delinquent balances for property taxes, insurance premiums, and other out-of-pocket costs. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to an allowance for doubtful accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the allowance and a credit to accounts receivable.

Derivative Instruments
The Company holds and issues derivative financial instruments such as interest rate lock commitments (IRLCs) and forward sale commitments. IRLCs are subject to price risk primarily related to fluctuations in market interest rates. To hedge the interest rate risk on certain IRLCs, the Company uses forward sale commitments, such as to-be-announced securities (TBAs), MBS, mandatory delivery commitments with investors. Management expects these forward sale commitments to experience changes in fair value opposite to the changes in fair value of the IRLCs thereby reducing earnings volatility. Forward sale commitments are also used to hedge the interest rate risk on mortgage loans held for sale that are not committed to investors and still subject to price risk. Best effort forward sale commitments are also executed with investors, whereby certain loans are locked with a borrower and simultaneously committed to an investor at a fixed price. If the best effort IRLC does not fund, there is no obligation to fulfill the investor commitment.

The Company considers various factors and strategies in determining what portion of the IRLCs and uncommitted mortgage loans held for sale to economically hedge. Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 815-25, *Derivatives and Hedging*, requires that all derivative instruments be recognized as assets or liabilities on the balance sheet at their fair value. Changes in the fair value of the derivative instruments are recognized in gain on sale of mortgage loans held for sale on the statements of operations in the period in which they occur.

10

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2024 AND 2023

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Derivative Instruments, continued

Gains and losses resulting from pairing-out of forward sale commitments are recognized in gain on sale of mortgage loans held for sale on the statements of operations. The Company accounts for all derivative instruments as free-standing derivative instruments and does not designate any for hedge accounting.

Property and Equipment

Property and equipment are recorded at cost and depreciated or amortized using the straight line method over their estimate useful lives generally 2-5 year or the life of the lease whichever is shorter. Maintenance and repairs are charged to expense as incurred while major renewals and improvements are capitalized.

Right of Use Asset and Lease Liabilities

In February 2016, the Financial Accounting Standards Board (FASB) established Accounting Standards Codification (ASC) Topic 842, Leases, (ASC Topic 842) by issuing Accounting Standards Update (ASU) No. 2016-02, which requires lessees to recognize leases on-balance sheet and disclose key information about leasing arrangements. The new standard establishes a right-of-use model (ROU) that requires a lessee to recognize a ROU asset and lease liability on the balance sheet for all leases with a term longer than 12 months. Leases will be classified as finance or operating, with classification affecting the pattern and classification of expense recognition in the income statement. Effective July 1, 2022, the Company adopted ASC Topic 842 using the optional transition method to the modified retrospective approach, which eliminated the requirement to restate the prior period financial statements. A number of practical expedients and policy elections are available under the new guidance to reduce the burden of adoption of ASC Topic 842. The Company elected the "package of practical expedients", which permitted the Company to retain lease classification and initial direct costs for any identified leases that exist prior to adoption of ASC Topic 842. Under this transition guidance, the Company also has not reassessed whether any existing contracts at July 1, 2022 are or contain leases and has carried forward its initial determination under legacy lease guidance. The Company has elected to measure the ROU asset and lease liability using the remaining portion of the lease term at adoption on July 1, 2022. The Company has made an accounting policy election available under the new standard to not recognize the lease asset and lease liabilities for leases with a term of 12 months or less. For all other leases, the initial measurement of the ROU asset and lease liability is based on the present value of future lease payments over the lease term at the commencement date of the lease (or July 1, 2022 for existing leases upon the adoption of ASC Topic 842). To determine the present value of lease payments, the Company use the incremental borrowing rate closest to the lease commencement date (or adoption date of July 1, 2022) that closely matches the lease term.

The Company leases generally include a non-lease component representing additional services transferred to the Company, such as common area maintenance for real estate. The Company has elected to account for lease and non-lease components in its contracts as a single lease component for all asset classes. The non-lease component is usually variable in nature and is recorded in variable lease expense in the period incurred.

The Company recognizes lease expense on a straight-line basis excluding short-term and variable lease payments which are recognized as incurred. Short-term lease cost represents payments for leases with a lease term of twelve months or less, excluding leases with a term of one month or less.

11

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2024 AND 2023

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Mortgage Servicing Rights
FASB ASC 860-50, *Transfers and Servicing*, requires that MSRs initially be recorded at fair value at the time the underlying loans are sold. To determine the fair value of the MSR created, the Company uses a valuation model that calculates the net present value of future cash flows. The valuation model incorporates assumptions that market participants would use in estimating future net servicing income, including the estimated discount rate, estimated prepayment speeds, the cost of servicing, estimated contractual service fees, ancillary income and late fees, float value, the inflation rate, and default rates. MSRs are not actively traded in open markets; accordingly, considerable judgment is required to estimate their fair value, and changes in these estimates could materially change the estimated fair value.

After initially recording the MSRs at fair value, the Company has elected to subsequently report its MSRs at fair value, during which time the Company is exposed to fair value risk related to changes in the fair value of the Company's MSRs. As interest rates decrease, mortgage refinancing activity may increase, resulting in shortened prepayment speeds of the loans underlying the MSRs, which results in a reduction of the MSRs' fair value. Conversely, as mortgage interest rates rise, prepayment speeds are usually slower and the value of the MSR asset generally increases. Changes in fair value are recorded in valuation adjustments and deletions of mortgage servicing rights on the statements of operations in the period in which changes in fair value occur. The Company obtains a valuation from an independent third party on a quarterly basis to support the reasonableness of the fair value estimate generated by the Company's internal model. MSRs are also evaluated at the end of each reporting period to determine that capitalized amounts are not in excess of their estimated fair value. Estimates of remaining loan lives and prepayment speeds are incorporated into the model. These inputs can, and generally do, change from period to period as market conditions change.

Changes in these estimates could materially change the estimated fair value. The key unobservable inputs used in determining the fair value of MSRs when they are initially recorded are as follows for the years ended June 30:

	2024	2023
Discount rates	10.25% - 12.25%	10.25% - 12.25%
Prepayment speeds	4.42 - 5.40	4.78 - 5.56
Cost of servicing	\$75 - \$90	\$75 - \$90

Allowance for Indemnification Losses
The allowance for indemnification losses on loans sold relates to estimated losses due to the potential repurchase of loans or indemnification for potential violations of customary representations and warranties. Management determines the allowance on a specific identification basis and is considered to be adequate by management based upon the company's evaluation of the potential exposure related to the loan sale agreements over the period of repurchase risk.

12

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2024 AND 2023

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Allowance for Indemnification Losses, continued
The activity in the allowance for indemnification losses is as follows for the years ended June 30:

	2024	2023
Balance, beginning of year	$ 310,906	$ 284,475
Provision for indemnification losses	1,435,757	67,893
Write-offs	(142,201)	(41,462)
Balance, end of year	$ 1,604,462	$ 310,906

Advertising
Advertising and marketing is expensed as incurred and amount to $207,466 and $329,778, for the years ended June 30, 2024 and 2023, respectively, and are included in general and administrative on the statements of operations.

Income Taxes
The Company has elected to be taxed as a C-corp. Income tax expenses includes federal and state tax consequences of events that have been recognized in the Company's financial statements. Under this method, deferred tax assets and liabilities are determined based on the tax effects of temporary differences between the book and tax basis of various balance sheet asset and liabilities and gives current recognition to the changes in tax rates and laws. The Company has estimated income tax payable for state and federal taxes as of June 30, 2024 and 2023, and recorded a tax provision for the years then ended.

The Company adopted the provisions of FASB ASC 740, *Accounting for Income Taxes*. In evaluating the Company's tax provisions and accruals, future taxable income, and the reversal of temporary differences, interpretations and tax planning strategies are considered. The Company believes their estimates are appropriate based on current facts and circumstances. The Company had an estimated net deferred tax asset of $1,136,539 and $275,873 at June 30, 2024 and 2023.

Risks and Uncertainties
In the normal course of business, companies in the mortgage banking industry encounter certain economic and regulatory risks. Economic risks include interest rate risk and credit risk. The Company is subject to interest rate risk to the extent that in a rising interest rate environment, the Company may experience a decrease in loan production, as well as decreases in the value of mortgage loans held for sale and in commitments to originate loans, which may negatively impact the Company's operations. Credit risk is the risk of default that may result from the borrowers' inability or unwillingness to make contractually required payments during the period in which loans are being held for sale or serviced by the Company. The Company sells loans to investors without recourse. As such, the investors have assumed the risk of loss or default by the borrower. However, the Company is usually required by these investors to make certain standard representations and warranties relating to credit information, loan documentation and collateral. To the extent that the Company does not comply with such representations, or there are early payment defaults, the Company may be required to repurchase the loans or indemnify these investors for any losses from borrower defaults. In addition, if loans pay-off within a specified time frame, the Company may be required to refund a portion of the sales proceeds to the investors.

13

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2024 AND 2023

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Risks and Uncertainties, continued
The Company's business requires substantial cash to support its operating activities. As a result, the Company is dependent on its warehouse lines of credit, and other financing facilities in order to finance its continued operations. If the Company's principal lenders decided to terminate or not to renew any of these credit facilities with the Company, the loss of borrowing capacity could have a material adverse impact on the Company's financial statements unless the Company found a suitable alternative source.

The Company has requirements to maintain certain net worth and liquidity for their approvals with government-sponsored entities as well as other third-party aggregators. Failure to meet these financial covenant requirements could have an adverse impact on the Company's financial position.

Adoption of Recently Issued Accounting Standards
On July 1, 2023, the Company adopted ASU 2016-13 Financial Instruments – Credit Losses (ASC Topic 326): Measurement of Credit Losses on Financial Instruments (ASC Topic 326). This standard replaced the incurred loss methodology with an expected loss methodology that is referred to as the current expected credit loss ("CECL") methodology. CECL requires an estimate of credit losses for the remaining estimated life of the financial asset using historical experience, current conditions, and reasonable and supportable forecasts and generally applies to financial assets measured at amortized cost, including loans held for investment. Financial assets measured at amortized cost will be presented at the net amount expected to be collected by using an allowance for credit losses.

Reclassifications
Certain reclassifications have been made to prior periods to conform with current year presentation.

NOTE 2 –ACCUMULATED DEFICIT AND OPERATING LOSS

For the years ended June 30, 2024 and 2023, the Company incurred a net operating loss and accumulated deficit. Total revenues generated for 2024 and 2023 were negatively impacted by adverse market conditions including persistent high inflation and increased market interest rates. These factors significantly reduced customer demand and compressed margins.

The Company continues to significantly reduce overhead expenses. The Company closely monitors their breakeven point and has maintained production levels to remain profitable in the first quarter of 2025. As interest rates improve, the Company expects to continue improvement in operations. The majority shareholders continue supporting the Company with additional investments and contributions. A significant portion of the Company's debt is from related parties. Due to related party relationships, various expenses and interest related to the debt have been reduced. Additionally, to generate additional liquidity the Company has negotiated the sale of the Agency MSR portfolio to Freddie Mac with the release from any future liabilities and repurchases that may arise from breaches of representations and warranties or any other deficiencies.

The Company believes management's plans, as described above, will provide sufficient liquidity to meet the financial obligations and covenants over at least the twelve-month period from the date the financial statements are issued. Management's plan depends on the Company's ability to continue to be profitable as well as negotiate favorable terms with their warehouse banks.

14

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2024 AND 2023

NOTE 3 – ACCOUNTS RECEIVABLE AND ADVANCES, NET

The following summarizes accounts receivable and advances, net at June 30:

	2024	2023
Accounts receivable, operating	$ 1,439,332	$ 1,617,042
Accounts receivable, investors	-	441,128
Advances to officer	43,412	1,607,716
Servicing receivables, net	217,319	130,797
Allowance for doubtful accounts	(65,420)	(65,420)
	$ 1,634,643	$ 3,731,263

The Company periodically evaluates the carrying value of accounts receivable and advance balances with delinquent balances written-off based on specific credit evaluations and circumstance of the debtor. Management has determined that certain amounts are not fully collectible and has recorded an allowance for doubtful accounts at June 30, 2024, and 2023 of $65,420 and $65,420, respectively.

NOTE 4 – MORTGAGE LOANS HELD FOR SALE

Mortgage loans held for sale consist of the following at June 30:

	2024	2023
Mortgage loans held for sale	$ 5,027,684	$ 7,236,159
Fair value adjustment	88,471	115,197
	$ 5,116,155	$ 7,351,356

NOTE 5 – DERIVATIVE INSTRUMENTS

As discussed in Note 1, the Company enters into IRLCs to originate mortgage loans at a specific rate and within a specific time period to borrower who have applied for a loan and have met certain underwriting requirements. The IRLCs are adjusted for estimated direct costs to originate the loan as well as the probability the loan will fund (the pullthrough rate). The pullthrough rate is estimated on changes in market conditions, loan stage, and actual borrower behavior using a historical analysis of IRLC closing rates. The Company obtains a pullthrough analysis from an independent third party advisory to support the reasonableness of the pullthrough estimate.

The key unobservable inputs used in determining the fair value of IRLCS are as follows for the years ended June 30:

	2024	2023
Average pull-through rates	87.82%	81.87%
Average costs to originate	1.64%	1.93%

15

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2024 AND 2023

NOTE 5 – DERIVATIVE INSTRUMENTS (Continued)

The Company hedges the interest rate risk of the IRLCs with forward sales commitments. Derivative instruments consist of the following at June 30:

	2024		2023	
	Fair Value	Notional	Fair Value	Notional
Interest rate lock commitments	$ 7,850	$ 3,590,305	$ (52,836)	$ 3,516,458
Forward sales commitments	$ 645	$ 250,000	$ 11,719	$ 3,250,000

NOTE 6 – MORTGAGE SERVICING RIGHTS

The following summarizes the activity of MSRs for the years ended June 30:

	2024	2023
Balance, beginning of year	$ 5,256,851	$ 5,135,473
Additions due to loans sold servicing retained	321,190	382,123
Fair value adjustments and deletions	(87,829)	(260,745)
Balance, end of year	$ 5,490,212	$ 5,256,851

At June 30, 2024 and 2023, the unpaid principal balance of mortgage loans serviced was $374,798,755 and $379,012,022, respectively.

NOTE 7 – PROPERTY AND EQUIPMENT

Property and equipment consist of the following at June 30:

	2024	2023
Computer equipment	$ 1,831	$ 1,831
Property and equipment at cost	1,831	1,831
Accumulated depreciation	(1,831)	(1,780)
Property and equipment, net	$ -	$ 51

NOTE 8 – LEASES

The Company leases office space under operating lease agreements that have initial terms ranging from 1 to 4 years. While the operating leases may include options to extend the term or terminate the lease, these options are not included when calculating the operating lease right-of-use asset and lease liability unless the Company is reasonably certain it will exercise such options. The Company's leases generally do not contain any material restrictive covenants.

16

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2024 AND 2023

NOTE 8 – LEASES (Continued)

All leases recognized on the balance sheet as of June 30, 2024 and 2023 are classified as operating leases. Lease expense for the years ended June 30, 2024 and 2023 was $211,128 and $331,745, respectively, and is included in general and administrative expenses on the statements of operations. Total rent expense under related party leases amounted to $78,000 for the years ended June 30, 2024 and 2023. The following table summarizes supplemental information related to operating leases:

		2024		2023
Operating cash flows from operating leases	$	197,562	$	197,011
Right of use assets obtained in exchange for new operating lease liabilities	$	11,610	$	609,157
Weighted-average remaining lease term (years)		2.09		1.83
Weighted-average discount rate		8.00%		8.00%

Lease Commitments
The following is a schedule of future minimum lease payments under effective leases as of June 30, 2024. Lease payments are reflected at undiscounted values and are reconciled to total lease liabilities recognized in the balance sheets as follows:

		Amounts
2025	$	196,033
2026		87,000
2027		52,000
Total undiscounted cash flows	$	335,033
Less: present value discount		(26,889)
Total lease liabilities	$	308,144

NOTE 9 – FAIR VALUE MEASUREMENT

FASB ASC 820, *Fair Value Measurements and Disclosures*, (ASC 820) defines fair value as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. The fair value should be calculated based on assumptions that market participants would use in pricing the asset or liability, not assumptions specific to the entity.

ASC 820 specifies a hierarchy of valuation techniques based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon the market data obtained from independent sources (observable inputs). In accordance with ASC 820, the following summarizes the fair value hierarchy:

Level I Inputs – Unadjusted quoted market prices for identical assets or liabilities in an active market that the Company has the ability to access.

17

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2024 AND 2023

NOTE 9 – FAIR VALUE MEASUREMENT (Continued)

Level 2 Inputs – Inputs other than the quoted market prices in active markets that are observable either directly or indirectly.

Level 3 Inputs – Inputs based on prices or valuation techniques that are both unobservable and significant to the overall fair value measurements.

ASC 820 requires the use of observable market data, when available, in making fair value measurements. When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurements. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

While the Company believes its valuation methods are appropriate and consistent with those used by other market participants, the use of different methods or assumptions to estimate the fair value of certain financial statement items could result in a different estimate of fair value at the reporting date.

The significant unobservable inputs in the fair value measurement may result in significantly different fair value measurements if any of those inputs were to change in isolation. Generally, a change in the assumptions used in the fair value measurement would be accompanied by a directionally opposite change in other assumptions. Those estimated values may differ significantly from the values that would have been used had a readily available market for such items existed, or had such items been liquidated, and those differences could be material to the financial statements. The following is a description of the valuation methodologies used for assets and liabilities measured at fair value. There have been no changes in the methodologies used at June 30, 2024.

Mortgage loans held for sale – The fair value of mortgage loans held for sale based on Level 2 inputs is determined when possible, using quoted secondary-market prices or investor commitments. If no such quoted price exists, the fair value of a loan is determined using quoted prices for a similar asset or assets, adjusted for the specific attributes of that loan, which would be used by other market participants.

Derivative instruments – The fair values of IRLCs are derived by valuation models incorporating market pricing for instruments with similar characteristics, commonly referred to as best execution pricing, or investor commitment prices for best effort IRLCs.

The valuation models used to value the IRLCs have unobservable inputs, such as an estimate of the fair value of the servicing rights expected to be recorded upon sale of the loans, estimated costs to originate the loans, and pull through, and are therefore classified as Level 3 within the fair value hierarchy.

The fair value of forward sale commitments is based on observable market pricing for similar instruments and are therefore classified as Level 2 within the fair value hierarchy.

18

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2024 AND 2023

NOTE 9 – FAIR VALUE MEASUREMENT (Continued)

Mortgage servicing rights – The fair value of MSRs is difficult to determine because MSRs are not actively traded in observable stand-alone markets and therefore classified as Level 3 in the Fair Value hierarchy. The Company uses a discounted cash flow approach to estimate the fair value of MSRs. This approach consists of projecting servicing cash flows discounted at a rate that management believes market participants would use in their determinations of fair value. The key assumptions used in the estimation of the fair value of MSRs include prepayment speeds, discount rates, default rates, cost to service, contractual servicing fees, escrow earnings and ancillary income.

The following table set forth by level, within the fair value hierarchy, the Company's assets and liabilities at fair value as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Mortgage loans held for sale	$ -	$ 5,116,155	$ -	$ 5,116,155
Derivative instruments	-	645	7,850	8,495
Mortgage servicing rights	-	-	5,490,212	5,490,212
Total	$ -	$ 5,116,800	$ 5,498,062	$ 10,614,862

The following table set forth by level, within the fair value hierarchy, the Company's assets and liabilities at fair value as of June 30, 2023:

	Level 1	Level 2	Level 3	Total
Mortgage loans held for sale	$ -	$ 7,351,356	$ -	$ 7,351,356
Derivative instruments	-	11,719	(52,836)	(41,117)
Mortgage servicing rights	-	-	5,256,851	5,256,851
Total	$ -	$ 7,363,075	$ 5,204,015	$ 12,567,090

Fair Value of Other Financial Instruments

Due to their short-term nature, the carrying value of cash and cash equivalents, restricted cash, escrow cash, accounts receivable, short-term payables, mortgage financing arrangements approximate their fair value at June 30, 2024 and 2023.

19

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2024 AND 2023

NOTE 10 – MORTGAGE FINANCING ARRANGEMENTS

The Company has the following warehouse lines of credit (WHLOC) and mortgage repurchase agreements (MRA) at June 30:

	2024	2023
$30 million master repurchase agreement. The line bears interest at the default rate which is a floating rate based on Prime plus 5.00%. The Company defaulted on the agreement in October 2022. See Note 13.	$ 11,550,113	$ 13,589,777
$20 million warehouse line of credit that expires December 6, 2024. The line bears interest at various rates based on type of mortgage loan and range from 1.00% to 4.00%.	3,698,801	6,614,298
$20 million warehouse line of credit that expired September 2023. The line bore interest at various rates based on sublimit.	-	1,224,764
$1.5 million mortgage loan participation facility that expired in September 2023. The line bore interest at the greater of the note rate or prime plus 8.75% per annum. A deposit of $500,000 was required by the lender.	-	500,000
	$ 15,248,914	$ 21,928,839

As of June 30, 2024 and 2023, the Company had pledged mortgage loans held for sale as collateral under the agreements. The above agreements also contain certain financial covenants including maintenance of minimum tangible net worth, minimum liquid assets, maximum leverage ratio, minimum current ratio and minimum profitability requirements as defined by the agreements. At June 30, 2024, the Company was not in compliance with profitability requirements as defined by the mortgage financing arrangements but received waivers for these covenant violations.

NOTE 11 – OPERATING LINE OF CREDIT

The Company has a $3.0 million operating line of credit agreement with an investor, which expires June 30, 2025, and provides financing for the Company's operations. Interest under the agreement is 7% per annum. The principal and any unpaid interest are due in full by the maturity date. At June 30, 2024 and 2023, the outstanding balance on the line of credit was $2,842,518.

During 2024, the Company entered into three operating line of credit agreements with a financial institution totaling $4.94 million. The lines expire by September 2025. Interest under the agreements is 9.25% per annum. The outstanding principal and unpaid interest is due in one payment upon maturity. At June 30, 2024, the outstanding balance on the lines of credit was $4,935,000.

20

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2024 AND 2023

NOTE 12 – NET WORTH REQUIREMENTS

The Company is subject to net worth requirements in connection with seller-servicer agreements and certain secondary market investors. Failure to maintain minimum net worth requirements could result in the Company's inability to originate and service loans for the respective investor and, therefore, could have a direct material effect on the Company's financial statements.

The Company was in compliance with all of these minimum requirements at June 30, 2024:

	Minimum	Excess
HUD- Net Worth	$ 1,000,000	$ 1,369,888
FHLMC- Net Worth	$ 3,436,997	$ 350,505

NOTE 13 – COMMITMENTS AND CONTINGENCIES

Commitments to Extend Credit and Forward Commitments

The Company enters into commitments to extend credit (IRLC) to borrowers who have applied for residential mortgage loans and have met underwriting criteria. These commitments expose the Company to market risk if interest rates change and the IRLC is not appropriately hedged or committed to an investor. The Company is exposed to credit loss if the loan is originated and not sold to an investor or the borrower does not perform. The collateral is typically limited to the first deed of trust on the residential property. Total commitments to originate loans was $4,088,180 and $4,210,760 at June 30, 2024 and 2023, respectively.

Forward commitments to sell to investors are security contracts for delivery at a specified date at a specified price. Risks arise from the possible inability of the Company or the investor to meet the terms of the contract. At June 30, 2024 and 2023, the Company had forward commitments to investors of $250,000 and $3,250,000, respectively.

Legal and Regulatory Contingencies

The Company is subject to certain claims and contingent liabilities that arise in the normal course of business such as litigation and investor repurchase disputes. The Company could be subject to repurchase demands from its investors for loans originated during the year and in prior year under specified circumstances. The Company is subject to periodic audits and examinations from various federal and state agencies. Such audits and examinations could result in additional actions, penalties or fines by the agencies.

The Company is currently the defendant in case with a warehouse bank in which they are currently in default of the terms of the agreement and in negotiations with the bank to get the loans sold off the line. The Company and their attorneys believe they have no significant exposure and therefore have not accrued any additional expenses related to this matter.

NOTE 14 – RELATED PARTY TRANSACTIONS

Officer Advances

The Company has $43,412 and $1,607,716 due from an officer of the Company for the years ended June 30, 2024 and 2023, respectively. The amounts are included in accounts receivable and advances, net on the related balance sheets.

21

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2024 AND 2023

NOTE 14 – RELATED PARTY TRANSACTIONS (Continued)

Due to Related Parties

The Company has amounts due from related parties of $207,663 and $955,944 at June 30, 2024 and 2023, respectively. The amounts are unsecured and do not bear interest. The Company has amounts due to related parties of $1,492,593 and $631,870 at June 30, 2024 and 2023, respectively.

Notes Payable, Related Parties

The Company has two related party notes payable for $3,300,000 and $577,000, respectively. The notes bear an interest rate of 8.0% and 10.0%, respectively. Principal and accrued interest are due upon maturity on June 30, 2025. The total outstanding balance under the notes payable was $1,387,771 and $3,877,000 at June 30, 2024 and 2023, respectively.

Loans Held for Investment

The Company has loans held for investment with a related parties for $2,800,000 and $318,750 at June 30, 2024 and 2023, respectively. The loans bears interest at 4.99% and 6.99%, respectively, and are collateralized by the underlying property.

Consulting Fees

The Company incurred $48,000 and $8,000 in June 30, 2024 and 2023, respectively, in consulting fees that are performed by the shareholder, which is included in general and administrative on the statements of operations.

NOTE 15 – INCOME TAX

Provision for income taxes consists of the following for the year ended June 30:

	2024	2023
Current tax expense:		
Federal	$ 15,141	$ -
State	7,121	22,164
	$ 22,262	$ 22,164
Deferred tax benefit		
Federal	$ (645,500)	$ (436,216)
State	(215,166)	(160,018)
Deferred tax benefit	$ (838,404)	$ (574,070)

22

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2024 AND 2023

NOTE 15 – INCOME TAX (Continued)

The components of the deferred tax assets and liabilities consists of the following at June 30:

	2024	2023
Deferred tax assets:		
Net operating loss carryforward	$ 1,789,162	$ 1,649,238
Allowance for doubtful accounts	18,318	-
Allowance for branch receivables	419,483	-
Allowance for indemnification losses	449,249	87,054
Fair value of derivative liabilities	-	14,794
Total deferred tax assets	$ 2,676,212	$ 1,751,086
Deferred tax liabilities:		
Fair value of derivative assets	$ 2,198	$ -
Fair market value of MBS trades	181	3,281
Depreciation and amortization on property and equipment	35	14
Fair market value of mortgage servicing rights	1,537,259	1,471,918
Total deferred tax liabilities	$ 1,539,673	$ 1,475,213
Net deferred tax asset	$ 1,136,539	$ 275,873

No valuation allowance has been estimated due to the fact that the Company intends to utilize all of the deferred tax assets and net operating loss carryforward in the future.

NOTE 16 – SUBSEQUENT EVENTS

On April 18, 2024, Freddie Mac notified the Company of suspension of its eligibility to sell mortgage loans due to unresolved repurchase demands. These demands are associated with alleged breaches of representations and warranties, and missing documentation for several mortgage loans. In response, the Company is actively engaged in compiling the necessary documentation and appealing the alleged breaches where applicable. Following these efforts, the Company has agreed to repurchase majority of the loans and has sold or is in process of selling the repurchased loans.

Subsequently, the Company has negotiated the sale of the Agency MSR portfolio to Freddie Mac with the release from any future liabilities and repurchases that may arise from breaches of representations and warranties or any other deficiencies.

23

RESMAC, INC.
SUPPLEMENTAL INFORMATION
JUNE 30, 2024

RESMAC, INC.
COMPUTATION OF ADJUSTED NET WORTH PURSUANT TO HUD REQUIREMENTS
JUNE 30, 2024

FHA servicing portfolio at June 30, 2024	(a)	$	-
FHA Originations – FHA-insured Title ll loan originations during fiscal year	(b)		9,643,000
FHA Purchases – FHA-insured Title ll third-party originator purchased during fiscal year	(c)		332,569
Total FHA loan activity [(d) = (a) + (b) + (c)]	(d)		9,975,569
FHA-insured Title ll loan originations retained at the fiscal year end	(e)		-
FHA-insured Title ll third-party originator purchases retained at the end of fiscal year	(f)		-
Adjustments [(g) = (e) + (f)]	(g)		-
Total adjusted FHA loan activity [(h) = (d) - (g)]	(h)	$	9,975,569
Net Worth Required (If (h) < $25 million, skip lines (j) and (k) and insert (i) on line (o).)	(i)	$	1,000,000
Additional net worth required (If (h) > $25,000,000 then (j) = (h) - (25,000,000) * (1%))	(j)		-
Total net worth required [lesser of (i) + (j) or $2,500,000	(k)	$	1,000,000
If line (k) < $2,500,000, insert line (k) on line (o).			
If line (k) > $2,500,000, insert $2,500,000 on line (o).			
Stockholder's equity (net worth) per balance sheet	(l)	$	3,787,502
Less unacceptable assets:			
Advances due from officer			43,412
Due from related parties			207,663
Deferred tax asset			1,136,539
Prepaid expenses			30,000
	(m)	$	1,417,614
Adjusted net worth [(n) = (l) – (m)]	(n)	$	2,369,888
Minimum net worth required	(o)	$	1,000,000
Adjusted net worth above/(below) required minimum amount [(p) = (n) - (o)]	(p)	$	1,369,888

See Independent Auditors’ Reports and Notes to the Financial Statements 24

RESMAC, INC.
COMPUTATION OF LIQUID ASSETS PURSUANT TO HUD REQUIREMENTS
JUNE 30, 2024

Minimum FHA net worth	$	1,000,000
20% of FHA net worth required	$	200,000
Cash and cash equivalents	$	2,701,406
Liquidity required		200,000
Liquidity above the program requirement	$	2,501,406

See Independent Auditors' Reports and Notes to the Financial Statements 25

INDEPENDENT AUDITORS' REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING AND ON COMPLIANCE AND OTHER MATTERS BASED ON AN AUDIT OF FINANCIAL STATEMENTS PERFORMED IN ACCORDANCE WITH *GOVERNMENT AUDITING STANDARDS*

To the Stockholders of
ResMac, Inc.
Boynton Beach, FL

We have audited, in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in *Government Auditing Standards,* issued by the Comptroller General of the United States, the financial statements of ResMac, Inc., which comprise the balance sheet as of June 30, 2024, and the related statements of operations, stockholders' equity, and cash flows for the year then ended, and the related notes to the financial statements, and have issued our report thereon November 5, 2024.

Internal Control Over Financial Reporting

In planning and performing our audit of the financial statements, we considered ResMac, Inc.'s internal control over financial reporting (internal control) to determine the audit procedures that are appropriate in the circumstances for the purpose of expressing our opinions on the financial statements, but not for the purpose of expressing an opinion on the effectiveness of ResMac, Inc.'s internal control. Accordingly, we do not express an opinion on the effectiveness of ResMac, Inc.'s internal control.

A *deficiency in internal control* exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent, or detect and correct misstatements on a timely basis. A *material weakness* is a deficiency, or combination of deficiencies, in internal control, such that there is a reasonable possibility that a material misstatement of ResMac, Inc.'s financial statements will not be prevented or detected and corrected on a timely basis. A significant deficiency is a deficiency, or a combination of deficiencies, in internal control that is less severe than a material weakness, yet important enough to merit attention by those charged with governance.

Our consideration of internal control over financial reporting was for the limited purpose described in the first paragraph of this section and was not designed to identify all deficiencies in internal control over financial reporting that might be deficiencies, *significant deficiencies* or *material weaknesses*. Given these limitations, during our audit we identified deficiencies in internal control described in the accompanying schedule of findings and recommendations as items 2024-01 and 2024-02 that we consider to be a significant deficiency.

858.565.2700
www.cwdl.com
See what's possible.

Compliance and Other Matters

As part of obtaining reasonable assurance about whether ResMac, Inc.'s financial statements are free of material misstatement, we performed tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements, noncompliance with which could have a direct and material effect on the determination of financial statement amounts. However, providing an opinion on compliance with those provisions was not an objective of our audit and, accordingly, we do not express such an opinion. The results of our tests disclosed no instances of noncompliance or other matters that are required to be reported under Government Auditing Standards.

Purpose of this Report

The purpose of this report is solely to describe the scope of our testing of internal control and compliance and the results of that testing, and not to provide an opinion on the effectiveness of the ResMac, Inc.'s internal control or on compliance. This report is an integral part of an audit performed in accordance with Government Auditing Standards in considering ResMac, Inc.'s internal control and compliance. Accordingly, this communication is not suitable for any other purpose.

CWDL, Certified Public Accountants

CWDL Certified Public Accountants
San Diego, California
November 5, 2024

858.565.2700
www.cwdl.com
CWDL

CWDL

INDEPENDENT AUDITORS' REPORT ON COMPLIANCE FOR MAJOR HUD PROGRAMS AND REPORT ON INTERNAL CONTROL OVER COMPLIANCE REQUIRED BY THE *CONSOLIDATED AUDIT GUIDE FOR AUDITS OF HUD PROGRAMS*

To the Stockholders of
ResMac, Inc.
Boynton Beach, FL

Report on Compliance for Major HUD Program

Opinion on Each Major Program

We have audited ResMac, Inc.'s compliance with the compliance requirements described in the *Consolidated Audit Guide for Audits of HUD Programs (the Guide),* that could have a direct and material effect on each of ResMac, Inc.'s major U.S. Department of Housing and Urban Development (HUD) programs for the year ended June 30, 2024. ResMac, Inc.'s major HUD programs and the related direct and material compliance requirements are as follows:

NAME OF MAJOR HUD PROGRAMS	Direct and Material Compliance Requirements
HUD Title II Program	Quality Control Plan, Sponsor Responsibility for Third-Party Originators, Branch Office Operations, Loan Origination, Loan Servicing, Federal Financial and Activity Reports, Lender Annual Recertification, Adjusted Net Worth, Liquidity and Licensing, Loan Settlement, Escrow Accounts, Kickbacks

In our opinion, ResMac, Inc. complied, in all material respects, with the compliance requirements referred to above that could have a direct and material effect on each of its major HUD programs for the years ended June 30, 2024 and 2023.

Basis for Opinion on Each Major Program

We conducted our audit of compliance in accordance with auditing standards generally accepted in the United States of America (GAAS); the standards applicable to financial audits contained in *Government Auditing Standards*, issued by the Comptroller General of the United States; and the Audit Guide. Our responsibilities under those standards and the Audit Guide are further described in the Auditor's Responsibilities for the Audit of Compliance section of our report.

We are required to be independent of ResMac, Inc. and to meet our other ethical responsibilities, in accordance with relevant ethical requirements relating to our audit. We believe that our audit evidence provides a reasonable basis for our opinion on compliance for each major HUD program. Our audit does not provide a legal determination of ResMac, Inc.'s compliance with the compliance requirements referred to above.

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Responsibilities of Management for Compliance

Management is responsible for compliance with the requirements referred to above and for the design, implementation, and maintenance of effective internal control over compliance with the requirements of laws, regulations, rules, and provisions of contracts or grant agreements applicable to ResMac, Inc.'s HUD programs.

Auditor's Responsibilities for the Audit of Compliance

Our objectives are to obtain reasonable assurance about whether material noncompliance with the compliance requirements referred to above occurred, whether due to fraud or error, and express an opinion on ResMac, Inc.'s compliance based on our audit. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS, *Government Auditing Standards*, and the Audit Guide will always detect material noncompliance when it exists. The risk of not detecting material noncompliance resulting from fraud is higher than that resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Noncompliance with the compliance requirements referred to above is considered material if there is a substantial likelihood that, individually or in the aggregate, it would influence the judgment made by a reasonable user of the report on compliance about ResMac, Inc.'s compliance with the requirements of each major HUD program as a whole. In performing an audit in accordance with GAAS, *Government Auditing Standards*, and the Audit Guide, we:

- Exercise professional judgment and maintain professional skepticism throughout the audit.
- Identify and assess the risks of material noncompliance, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding ResMac, Inc.'s compliance with the compliance requirements referred to above and performing such other procedures as we considered necessary in the circumstances.
- Obtain an understanding of ResMac, Inc.'s internal control over compliance relevant to the audit in order to design audit procedures that are appropriate in the circumstances and to test and report on internal control over compliance in accordance with the Audit Guide, but not for the purpose of expressing an opinion on the effectiveness of ResMac, Inc.'s internal control over compliance. Accordingly, no such opinion is expressed.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit and any significant deficiencies and material weaknesses in internal control over compliance that we identified during the audit.

Report on Internal Control Over Compliance

A *deficiency in internal control over compliance* exists when the design or operation of a control over compliance does not allow management or employees, in the normal course of performing their assigned functions, to prevent, or detect and correct, noncompliance with the compliance requirements of a HUD program on a timely basis. A material weakness *in internal control over compliance* is a deficiency, or a combination of deficiencies, in internal control over compliance, such that there is a reasonable possibility that material noncompliance with a compliance requirement of a HUD program will not be prevented, or detected and corrected, on a timely basis. *A significant deficiency in internal control over compliance* is a deficiency, or a combination of deficiencies, in internal control over compliance with a compliance requirement of a HUD program that is less severe than a material

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weakness in internal control over compliance, yet important enough to merit attention by those charged with governance.

Our consideration of internal control over compliance was for the limited purpose described in the Auditor's Responsibilities for the Audit of Compliance section and was not designed to identify all deficiencies in internal control over compliance that might be material weaknesses or significant deficiencies. We did not identify any deficiencies in internal control over compliance that we consider to be material weaknesses, as defined above. However, material weaknesses or significant deficiencies in internal control over compliance may exist that were not identified.

Our audit was not designed for the purpose of expressing an opinion on the effectiveness of internal control over compliance. Accordingly, no such opinion is expressed.

The purpose of this report on internal control over compliance is solely to describe the scope of our testing of internal control over compliance and the results of that testing based on the requirements of the Audit Guide. Accordingly, this report is not suitable for any other purpose.

CWDL Certified Public Accountants
San Diego, California
November 5, 2024

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RESMAC, INC.
SCHEDULE OF FINDINGS, QUESTIONED COSTS, AND RECOMMENDATIONS
JUNE 30, 2024 AND 2023

CURRENT YEAR FINDINGS

Internal Control Findings

Finding 2024-01:

Condition, Criteria and Effect:
The Company's year-end close process failed to identify certain entries that should have been made to the financial statements. As such, there were adjustments proposed and agreed upon by management during the audit that had a material impact on the financial statements.

Recommendation:
The Company's management should develop policies and procedures to ensure all accounts are being reconciled and reviewed in a timely manner.

Finding 2024-02:

Condition, Criteria and Effect:
Review of the Company's escrow liabilities identified escrow balances outstanding for loans sold prior to the audit period. The outstanding balances were not transferred to the new servicer in full or refunded to borrowers.

Recommendation:
The Company should establish and perform a thorough review to reconcile escrow accounts for sold loans regularly. This includes implementing procedures to ensure any remaining escrow liabilities are transferred to the purchasing entity or returned to the borrower.

31

RESMAC, INC.
SCHEDULE OF THE STATUS OF PRIOR YEAR AUDIT FINDINGS, QUESTIONED COSTS, AND RECOMMENDATIONS
JUNE 30, 2024 AND 2023

PRIOR YEAR AUDIT FINDINGS

Our audit report, dated November 17, 2023, for the year ended June 30, 2023 discovered no findings that are required to be reported therein under the Hud Consolidated Audit Guide.

There were no reports by HUD, OIG, contract administrators or other federal agencies during the audit period.

There were no letters or reports issued by HUD management during the audit period.

Exhibit B

Advisent LLC

ResMac, Inc.

FINANCIAL STATEMENTS WITH INDEPENDENT AUDITORS' REPORT

For the Year Ended June 30, 2025

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RESMAC, INC.
TABLE OF CONTENTS
JUNE 30, 2025

Independent Auditors' Report	1-3

FINANCIAL STATEMENTS

Balance Sheet	4
Statement of Operations	5
Statement of Changes in Stockholders' Equity	6
Statement of Cash Flows	7
Notes to the Financial Statements	8-23

SUPPLEMENTAL INFORMATION

Computation of Adjusted Net Worth Pursuant to HUD Requirements	24
Computation of Liquid Assets Pursuant to HUD Requirements	25
Independent Auditors' Report on Internal Control over Financial Reporting and on Compliance and Other Matters Based on an Audit of Financial Statements Performed in Accordance with *Government Auditing Standards*	26-27
Independent Auditors' Report on Compliance for Major HUD Programs and Report on Internal Control over Compliance Required by the *Consolidated Audit Guide for Audits of HUD Programs*	28-30
Schedule of Findings, Questioned Costs, and Recommendations	31-32
Schedule of the Status of Prior Year Audit Findings, Questioned Costs, and Recommendations	33

Advisent
Advisent Assurance LLP

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San Diego CA 92108
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INDEPENDENT AUDITORS' REPORT

To the Stockholders of
ResMac, Inc.
Boynton Beach, FL

Report on the Audit of the Financial Statement

Opinion

We have audited the financial statement of ResMac, Inc., FHA Lender No. 2965100009 which comprise the balance sheet as of June 30, 2025, and the related statements of operations, changes in stockholders' equity and cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of ResMac, Inc. as of June 30, 2025, and the results of its operations, and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America (GAAP).

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS) and the standards applicable to financial audits contained in *Government Auditing Standards*, issued by the Comptroller General of the United States. Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company ResMac, Inc. and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Operating Losses and Recurring Accumulated Deficit

As discussed in Note 2 to the financial statements, the Company has suffered multiple years of operating losses and a recurring accumulated deficit. Management's evaluation of the events and conditions and management's plans to mitigate these matters are also described in Note 2. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

"Advisent" is the brand name under which Advisent Assurance LLP and Advisent LLC provide professional services. Advisent Assurance LLP and Advisent LLC practice as an alternative practice structure in accordance with the AICPA Code of Professional Conduct and applicable laws, regulations, and professional standards. Advisent Assurance LLP is a licensed independent CPA firm that provides attest services to its clients, and Advisent LLC provides tax and business consulting services to their clients. Advisent LLC is not a licensed CPA firm.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about ResMac, Inc.'s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor's Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS and *Government Auditing Standards* will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS and *Government Auditing Standards*, we:

- Exercise professional judgment and maintain professional skepticism throughout the audit.
- Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
- Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of ResMac, Inc.'s internal control. Accordingly, no such opinion is expressed.
- Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
- Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the ResMac, Inc.'s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole. The accompanying supplementary information shown on pages 24 to 33 is presented for the purposes of additional analysis and is not a required part of the financial statements.

Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the

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auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplementary information on pages 24 to 33 is fairly stated, in all material respects, in relation to the financial statements as a whole.

Other Reporting Required by Government Auditing Standards

In accordance with *Government Auditing Standards*, we have also issued our report dated January 7, 2026 on our consideration of ResMac, Inc.'s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the effectiveness of ResMac, Inc.'s internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with *Government Auditing Standards* in considering ResMac, Inc.'s internal control over financial reporting and compliance.

Advisent Assurance, LLP

Advisent Assurance, LLP
San Diego, California
January 7, 2026

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Advisent Assurance LLP

RESMAC, INC.
BALANCE SHEET
JUNE 30, 2025

ASSETS		
Cash and cash equivalents	$	2,738,320
Restricted cash		600,000
Escrow cash		71,709
Mortgage loans held for sale, at fair value		18,138,245
Accounts receivable and advances, net		2,409,129
Derivative assets		192,949
Prepaid expenses		12,000
Due from related parties		795,751
Mortgage loans held for investment, net		16,256,296
Right of use assets		331,142
Deferred tax asset		2,547,486
Deposits		20,141
Total assets	$	44,113,168
LIABILITIES AND STOCKHOLDERS' EQUITY		
LIABILITIES:		
Accounts payable and accrued expenses	$	4,454,544
Current deposits and loan escrows		71,709
Mortgage financing arrangements		29,422,379
Operating line of credit		5,463,695
Notes payable, related party		663,938
Paycheck protection program note payable		370,838
Due to officers and related parties		278,777
Derivative liabilities		8,008
Allowance for indemnification losses		74,100
Operating lease liabilities		331,142
Total liabilities		41,139,130
COMMITMENTS AND CONTINGENCIES (Note 13)		
STOCKHOLDERS' EQUITY:		
Common stock, $1 par value, 100,000 shares authorized and issued, 60,000 shares outstanding		60,000
Additional paid-in capital		9,522,942
Accumulated deficit		(6,608,904)
Total stockholders' equity		2,974,038
Total liabilities and stockholders' equity	$	44,113,168

The accompanying notes are an integral part of these financial statements.

4

RESMAC, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2025

REVENUES		
Gain on sale of mortgage loans held for sale	$	1,865,976
Loan origination and other fees		889,122
Servicing income		313,731
Other income		1,775
Interest income		895,095
Total revenues		3,965,699
EXPENSES		
Salaries, payroll taxes and benefits		1,590,722
Interest expense		1,769,042
Direct loan costs		1,105,419
General and administrative		1,187,521
Provision for loan losses		128,462
Total expenses		5,781,166
LOSS BEFORE TAXES		(1,815,467)
Income tax benefit		1,407,174
NET LOSS	$	(408,293)

The accompanying notes are an integral part of these financial statements.

5

RESMAC, INC.
STATEMENT OF STOCKHOLDERS' EQUITY
JUNE 30, 2025

	Common Stock				Additional		Accumulated		
	Shares		Amount		Paid-In		Deficit		Total
Balance at June 30, 2024, as previously reported	60,000	$	60,000	$	9,522,942	$	(5,795,440)	$	3,787,502
Prior period adjustment (Note 16)	-		-		-		(405,171)	$	(405,171)
Balance at June 30, 2024, as restated	60,000	$	60,000	$	9,522,942	$	(6,200,611)	$	3,382,331
Net loss	-		-		-		(408,293)		(408,293)
Balance at June 30, 2025	60,000	$	60,000	$	9,522,942	$	(6,608,904)	$	2,974,038

The accompanying notes are an integral part of these financial statements.

6

RESMAC, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 2025

CASH FLOWS FROM OPERATING ACTIVITIES	
Net loss	$ (408,293)
Reconciliation of net loss to net cash used in operating activities:	
Change in fair value of derivatives	(176,446)
Provision for deferred income taxes	(1,410,947)
Amortization of right of use assets	197,219
Provision for loan losses	128,462
Changes in assets and liabilities:	
Proceeds from sale of principal payments on mortgage loans held for sale	115,967,808
Originations and purchases of mortgage loans held for sale	(123,499,686)
Escrow cash	43,458
Accounts receivable and advances	(774,486)
Due from related party	(588,088)
Prepaid expenses	18,000
Accounts payable and accrued expenses	1,875,797
Current deposits and loan escrows	(43,459)
Due to officers and related parties	(1,213,816)
Allowance for indemnification losses	(1,658,824)
Operating lease liabilities	(197,783)
Net Cash Used In Operating Activities	(11,741,084)
CASH FLOWS FROM INVESTING ACTIVITIES	
Principal payments and sales of mortgage loans held for investment	5,193,525
Purchases of mortgage loans held for investment	(4,782,905)
Repayments on note receivable	16,068
Net Cash Provided By Investing Activities	426,688
CASH FLOWS FROM FINANCING ACTIVITIES	
Net borrowings under mortgage financing arrangements	14,173,465
Repayments under operating line of credit	(2,313,823)
Repayments under note payable, related party	(723,833)
Repayments under paycheck protection program	(25,762)
Net Cash Provided By Financing Activities	11,110,047
DECREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	(204,349)
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH, BEGINNING OF YEAR	3,542,669
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH, END OF YEAR	$ 3,338,320
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:	
Income taxes paid	$ 3,773
Interest paid	$ 953,570

The accompanying notes are an integral part of these financial statements. 7

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2025

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

ResMac, Inc. (the Company) was incorporated in the State of Florida in 2008. The Company is primarily engaged in the business of originating, selling, and servicing residential mortgage loans through its retail channel. The Company maintains its corporate office in Florida and operates in several states. The Company is approved as a Title II, non-supervised direct endorsement mortgagee with the United States Department of Housing and Urban Development (HUD). ResMac is a wholly-owned subsidiary of Rezyfi, Inc., a Florida corporation.

Basis of Accounting

The financial statements of the Company are prepared on the accrual basis of accounting.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of reporting cash flows, cash and cash equivalents consist of cash held in bank deposit accounts and short-term, highly liquid investments with original maturities of 90 days or less.

Restricted Cash

The Company maintains certain cash balances that are restricted under warehouse lines of credit and debt agreements. These amounts are included with cash and cash equivalents when reconciling beginning and ending balances on the accompanying statement of cash flows.

Concentrations of Cash and Credit Risks

The Company maintains a corporate cash balance which, at times, may exceed federally insured limits. However, the Federal Deposit Insurance Corporation (FDIC) will permanently insure bearing accounts at financial institutions up to $250,000 in the aggregate. Management believes it is not exposed to any significant risk on its cash balances.

Escrow Cash and Loan Escrows

The Company classifies certain escrows collected from borrowers from the origination of mortgage loans as escrow cash and loan escrows on the balance sheet.

Mortgage Loans Held for Sale and Revenue Recognition

Mortgage loans held for sale are carried at fair value under the fair value option with changes in fair value recorded in gain on sale of mortgage loans held for sale on the statement of operations. The fair value of mortgage loans held for sale committed to investors is calculated using observable market information such as the investor commitment, assignment of trade (AOT) or other mandatory delivery commitment prices. The Company bases loans committed to Agency investors on the Agency's quoted mortgage backed security (MBS) prices.

8

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2025

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Mortgage Loans Held for Sale and Revenue Recognition, continued

The fair value of mortgage loans held for sale not committed to investors is based on quoted best execution secondary market prices. If no such quoted price exists, the fair value is determined using quoted prices for a similar asset or assets, such as MBS, adjusted for the specific attributes of that loan, which would be used by other market participants.

Gain and losses from the sale of mortgage loans held for sale are recognized based upon the difference between the sales proceeds and carrying value of the related loans upon sale and are recorded in gain on sale of mortgage loans held for sale on the statement of operations. Sales proceeds reflect the cash received from investors through the sale of the loan and servicing release premium. If the related mortgage service right (MSR) is sold servicing retained, the MSR addition is recorded in gain on sale of mortgage loans held for sale on the statement of operations. Gain on sale of mortgage loans held for sale also includes the unrealized gains and losses associated with the changes in the fair value of mortgage loans held for sale and the realized and unrealized gains and losses from derivative instruments.

Mortgage loans held for sale are considered sold when the Company surrenders control over the financial assets. Control is considered to have been surrendered when the transferred assets have been isolated from the Company, beyond the reach of the Company and its creditors; the purchaser obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets; and the Company does not maintain effective control over the transferred assets through an agreement that both entitles and obligates the Company to repurchase or redeem the transferred assets before their maturity or the ability to unilaterally cause the holder to return specific assets. The Company typically considers the above criteria to have been met upon acceptance and receipt of sales proceeds from the purchaser.

Revenue Recognition

Revenue from Contracts with Customers, FASB ASC 606 (ASC 606), establishes a contract-based approach to revenue recognition whereby the transaction price and any performance obligations are identified in the entity's contracts to provide goods or services. Revenues are then recognized as performance obligations are met. ASC 606 includes reporting requirements about the nature, timing, amount, and uncertainty of revenues recognized. However, the Company's main sources of revenues are generated from financial instruments, including mortgage loans held for sale and derivatives, and are not subject to ASC 606. As such, the relevant GAAP are described in the other relevant sections of Note 1.

Mortgage Loans Held for Investment

Mortgage loans held for investment for which management has the intent and ability to hold for the foreseeable future or to maturity or payoff are recorded at amortized cost, net of a valuation allowance for credit losses. Amortized cost is the principal balance outstanding, net of purchase premiums and discounts and deferred fees and costs. Interest income is accrued on the unpaid principal balance, if applicable. The accrual of interest is generally discontinued when a loan becomes 90 days past due and is not well collateralized and in the process of collection, or when management believes that the principal or interest will not be collectible in the normal course of business. Past due status is based on contractual terms of the loan. A loan is considered to be past due when a scheduled payment has not been received 30 days after the contractual due date. As of June 30, 2025, there was no valuation allowance recorded.

9

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2025

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Loan Origination Fees and Costs
Loan origination fees represent revenue earned from originating mortgage loans. Loan origination fees generally represents a flat per-loan fee amount based on a percentage of the original principal loan balance and is recognized as revenue at the time the mortgage loans are funded. Loan origination expenses are charged to operations as incurred.

Loan Servicing Fees
Loan servicing fees represent revenue earned for servicing loans for various investors. Loan servicing fees are based on a contractual percentage of the outstanding unpaid principal balance and are recognized into revenue as the related mortgage payments are received. Loan servicing expenses are charged to operations as incurred.

Interest Income
Interest income on mortgage loans held for sale is recognized based upon the principal balance outstanding and contractual interest rates. Revenue recognition is discontinued when loans become 90 days delinquent or when in management's opinion, the collectability of principal and interest becomes doubtful and the mortgage loans held for sale are put on nonaccrual status.

Accounts Receivable and Advances
Accounts receivable are primarily amounts due from investors, borrowers, employees, and servicing advances. Servicing advances represent escrows advanced by the Company on behalf of borrowers and investors to cover delinquent balances for property taxes, insurance premiums, and other out-of-pocket costs. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to an allowance for doubtful accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the allowance and a credit to accounts receivable.

Derivative Instruments
The Company holds and issues derivative financial instruments such as interest rate lock commitments (IRLCs) and forward sale commitments. IRLCs are subject to price risk primarily related to fluctuations in market interest rates. To hedge the interest rate risk on certain IRLCs, the Company uses forward sale commitments, such as to-be-announced securities (TBAs), MBS, mandatory delivery commitments with investors. Management expects these forward sale commitments to experience changes in fair value opposite to the changes in fair value of the IRLCs thereby reducing earnings volatility. Forward sale commitments are also used to hedge the interest rate risk on mortgage loans held for sale that are not committed to investors and still subject to price risk. Best effort forward sale commitments are also executed with investors, whereby certain loans are locked with a borrower and simultaneously committed to an investor at a fixed price. If the best effort IRLC does not fund, there is no obligation to fulfill the investor commitment.

The Company considers various factors and strategies in determining what portion of the IRLCs and uncommitted mortgage loans held for sale to economically hedge. Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 815-25, *Derivatives and Hedging*, requires that all derivative instruments be recognized as assets or liabilities on the balance sheets at their fair value. Changes in the fair value of the derivative instruments are recognized in gain on sale of mortgage loans held for sale on the statement of operations in the period in which they occur.

10

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2025

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Derivative Instruments, continued

Gains and losses resulting from pairing-out of forward sale commitments are recognized in gain on sale of mortgage loans held for sale on the statement of operations. The Company accounts for all derivative instruments as free-standing derivative instruments and does not designate any for hedge accounting.

Property and Equipment

Property and equipment are recorded at cost and depreciated or amortized using the straight-line method over their estimated useful lives, generally 2-5 years or the life of the lease, whichever is shorter. Maintenance and repairs are charged to expense as incurred while major renewals and improvements are capitalized. At June 30, 2025, property and equipment consists of fully depreciated computer equipment.

Right of Use Asset and Lease Liabilities

The Company has adopted FASB ASC 842, which requires lessees to recognize leases on the balance sheet and disclose key information about leasing arrangements. ASC 842 establishes a right-of-use model (ROU) that requires a lessee to recognize a ROU asset and lease liability on the balance sheet for all leases with a term longer than 12 months. The Company has made an accounting policy election available under the standard to not recognize the lease asset and lease liabilities for leases with a term of 12 months or less. For all other leases, the initial measurement of the ROU asset and lease liability is based on the present value of future lease payments over the lease term at the commencement date of the lease. To determine the present value of lease payments, the Company uses the incremental borrowing rate closest to the lease commencement date that closely matches the lease term. The Company leases generally include a non-lease component representing additional services transferred to the Company, such as common area maintenance for real estate. The Company has elected to account for lease and non-lease component in its contracts as a single lease component for all asset classes. The non-lease component is usually variable in nature and is recorded in variable lease expense in the period incurred.

The Company recognizes lease expense on a straight-line basis excluding short-term and variable lease payments which are recognized as incurred. Short-term lease cost represents payments for leases with a lease term of twelve months or less.

Mortgage Servicing Rights

FASB ASC 860-50, *Transfers and Servicing*, requires that Mortgage Servicing Rights (MSRs) initially be recorded at fair value at the time the underlying loans are sold. To determine the fair value of the MSR created, the Company uses a valuation model that calculates the net present value of future cash flows. The valuation model incorporates assumptions that market participants would use in estimating future net servicing income, including the estimated discount rate, estimated prepayment speeds, the cost of servicing, estimated contractual service fees, ancillary income and late fees, float value, the inflation rate, and default rates. MSRs are not actively traded in open markets; accordingly, considerable judgment is required to estimate their fair value, and changes in these estimates could materially change the estimated fair value.

11

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2025

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Mortgage Servicing Rights, continued

After initially recording the MSRs at fair value, the Company has elected to subsequently report its MSRs at fair value, during which time the Company is exposed to fair value risk related to changes in the fair value of the Company's MSRs. As interest rates decrease, mortgage refinancing activity may increase, resulting in shortened prepayment speeds of the loans underlying the MSRs, which results in a reduction of the MSRs' fair value. Conversely, as mortgage interest rates rise, prepayment speeds are usually slower and the value of the MSR asset generally increases. Changes in fair value are recorded in valuation adjustments and deletions of mortgage servicing rights on the statement of operations in the period in which changes in fair value occur. The Company obtains a valuation from an independent third party on a quarterly basis to support the reasonableness of the fair value estimate generated by the Company's internal model. MSRs are also evaluated at the end of each reporting period to determine that capitalized amounts are not in excess of their estimated fair value. Estimates of remaining loan lives and prepayment speeds are incorporated into the model. These inputs can, and generally do, change from period to period as market conditions change. Changes in these estimates could materially change the estimated fair value.

Allowance for Indemnification Losses

The allowance for indemnification losses on loans sold relates to estimated losses due to the potential repurchase of loans or indemnification for potential violations of customary representations and warranties. Management determines the allowance on a specific identification basis and is considered to be adequate by management based upon the company's evaluation of the potential exposure related to the loan sale agreements over the period of repurchase risk.

The activity in the allowance for indemnification losses is as follows for the year ended June 30, 2025:

	Amounts
Balance, beginning of year	$ 1,604,462
Provision for indemnification losses	128,462
Write-offs	(1,658,824)
Balance, end of year	$ 74,100

Advertising

Advertising and marketing is expensed as incurred and amount to $251,526 for the year ended June 30, 2025 and are included in general and administrative expenses on the statement of operations.

Income Taxes

The Company has elected to be taxed as a C-corp. Income tax expenses includes federal and state tax consequences of events that have been recognized in the Company's financial statements. Under this method, deferred tax assets and liabilities are determined based on the tax effects of temporary differences between the book and tax basis of various balance sheet assets and liabilities and gives current recognition to the changes in tax rates and laws. The Company has estimated income tax payable for state and federal taxes as of June 30, 2025 and recorded a tax provision for the year then ended.

12

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2025

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes, continued
The Company adopted the provisions of FASB ASC 740, Accounting for Income Taxes. In evaluating the Company's tax provisions and accruals, future taxable income, and the reversal of temporary differences, interpretations and tax planning strategies are considered. The Company believes their estimates are appropriate based on current facts and circumstances. The Company had an estimated net deferred tax asset of $2,547,486 at June 30, 2025.

Risks and Uncertainties
In the normal course of business, companies in the mortgage banking industry encounter certain economic and regulatory risks. Economic risks include interest rate risk and credit risk. The Company is subject to interest rate risk to the extent that in a rising interest rate environment, the Company may experience a decrease in loan production, as well as decreases in the value of mortgage loans held for sale and in commitments to originate loans, which may negatively impact the Company's operations. Credit risk is the risk of default that may result from the borrowers' inability or unwillingness to make contractually required payments during the period in which loans are being held for sale or serviced by the Company. The Company sells loans to investors without recourse. As such, the investors have assumed the risk of loss or default by the borrower. However, the Company is usually required by these investors to make certain standard representations and warranties relating to credit information, loan documentation and collateral. To the extent that the Company does not comply with such representations, or there are early payment defaults, the Company may be required to repurchase the loans or indemnify these investors for any losses from borrower defaults. In addition, if loans pay-off within a specified time frame, the Company may be required to refund a portion of the sales proceeds to the investors.

The Company's business requires substantial cash to support its operating activities. As a result, the Company is dependent on its warehouse lines of credit, and other financing facilities in order to finance its continued operations. If the Company's principal lenders decided to terminate or not to renew any of these credit facilities with the Company, the loss of borrowing capacity could have a material adverse impact on the Company's financial statements unless the Company found a suitable alternative source.

The Company has requirements to maintain certain net worth and liquidity for their approvals with government-sponsored entities as well as other third-party aggregators. Failure to meet these financial covenant requirements could have an adverse impact on the Company's financial position.

Adoption of Recently Issued Accounting Standards
On July 1, 2023, the Company adopted ASU 2016-13 Financial Instruments – Credit Losses (ASC Topic 326): Measurement of Credit Losses on Financial Instruments (ASC Topic 326). This standard replaced the incurred loss methodology with an expected loss methodology that is referred to as the current expected credit loss ("CECL") methodology. CECL requires an estimate of credit losses for the remaining estimated life of the financial asset using historical experience, current conditions, and reasonable and supportable forecasts and generally applies to financial assets measured at amortized cost, including loans held for investment. Financial assets measured at amortized cost will be presented at the net amount expected to be collected by using an allowance for credit losses.

13

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2025

NOTE 2 – ACCUMULATED DEFICIT AND OPERATING LOSS

For the year ended June 30, 2025, the Company incurred a net operating loss and accumulated deficit. During 2025, the Company significantly reduced overhead expenses. The Company closely monitors their breakeven point and has maintained production levels to remain profitable in the first quarter of 2026. As interest rates improve, the Company expects to continue improvement in operations. The majority shareholders continue supporting the Company with additional investments and contributions. A significant portion of the Company's debt is from related parties. Due to related party relationships, various expenses and interest related to the debt have been reduced.

The Company believes management's plans, as described above, will provide sufficient liquidity to meet the financial obligations and covenants over at least the twelve-month period from the date the financial statements are issued. Management's plan depends on the Company's ability to continue to be profitable as well as negotiate favorable terms with their warehouse banks.

NOTE 3 – ACCOUNTS RECEIVABLE AND ADVANCES, NET

The following summarizes accounts receivable and advances, net at June 30, 2025:

	Amounts
Accounts receivable, operating	$ 1,503,159
Advances to officer	915,530
Allowance for doubtful accounts	(9,560)
	$ 2,409,129

The Company periodically evaluates the carrying value of accounts receivable and advance balances with delinquent balances written-off based on specific credit evaluations and circumstance of the debtor. Management has determined that certain amounts are not fully collectible and has recorded an allowance for doubtful accounts at June 30, 2025 of $9,560.

NOTE 4 – MORTGAGE LOANS HELD FOR SALE

Mortgage loans held for sale consist of the following at June 30, 2025:

	Amounts
Mortgage loans held for sale	$ 17,887,411
Fair value adjustment	250,834
	$ 18,138,245

14

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2025

NOTE 5 – DERIVATIVE INSTRUMENTS

As discussed in Note 1, the Company enters into IRLCs to originate mortgage loans at a specific rate and within a specific time period to borrowers who have applied for a loan and have met certain underwriting requirements. The IRLCs are adjusted for estimated direct costs to originate the loan as well as the probability the loan will fund (the pullthrough rate). The pullthrough rate is estimated on changes in market conditions, loan stage, and actual borrower behavior using a historical analysis of IRLC closing rates. The Company obtains a pullthrough analysis from an independent third party advisory to support the reasonableness of the pullthrough estimate.

The key unobservable inputs used in determining the fair value of IRLCS are as follows for the year ended June 30, 2025:

	Amounts
Average pull-through rates	87.58%
Average costs to originate	1.92%

The Company hedges the interest rate risk of the IRLCs with forward sales commitments. Derivative instruments consist of the following at June 30, 2025:

	Amounts	
	Fair Value	Notional Amount
Interest rate lock commitments	$ 192,949	$ 21,630,151
Forward sales commitments	$ (8,008)	$ 1,000,000

NOTE 6 – MORTGAGE SERVICING RIGHTS

The following summarizes the activity of MSRs for the year ended June 30, 2025:

	Amounts
Balance, beginning of year	$ 5,490,212
Sale of mortgage servicing rights	(4,600,000)
Fair value adjustments and deletions	(890,212)
Balance, end of year	$ -

On April 18, 20254, Freddie Mac notified the Company of suspension of its eligibility to sell mortgage loans due to unresolved repurchase demands. These demands are associated with alleged breaches of representations and warranties, and missing documentation for several mortgage loans. On September 24, 2024, the Company entered into a resolution and release agreement with Freddie Mac to sale the agency MSR portfolio with the release from any future liabilities and repurchases that may arise from breaches of representations and warranties or any other deficiencies. As part of the sale, the Company entered into a voluntarily termination of their seller and servicer approval with Freddie Mac.

15

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2025

NOTE 7 – LEASES

The Company leases office space under operating lease agreements that have initial terms ranging from 1 to 4 years. While the operating leases may include options to extend the term or terminate the lease, these options are not included when calculating the operating lease right-of-use asset and lease liability unless the Company is reasonably certain it will exercise such options. The Company's leases generally do not contain any material restrictive covenants.

All leases recognized on the balance sheet as of June 30, 2025 are classified as operating leases. Lease expense for the year ended June 30, 2025 was $210,529 and is included in general and administrative expenses on the statement of operations. Total rent expense under related party leases amounted to $78,000 for the year ended June 30, 2025.

The following table summarizes supplemental information related to operating leases:

		Amounts
Operating cash flows from operating leases	$	197,219
ROU assets obtained in exchange for new operating lease liabilities	$	12,191
Weighted-average remaining lease term in years for operating leases		1.92
Weighted-average discount rate for operating leases		8.00%

Lease Commitments

The following is a schedule of future minimum lease payments under effective leases as of June 30, 2025. Lease payments are reflected at undiscounted values and are reconciled to total lease liabilities recognized in the balance sheet as follows:

		Amounts
2026		197,219
2027		151,000
2028		9,000
Total undiscounted cash flows	$	357,219
Less: present value discount		(26,077)
Total lease liabilities	$	331,142

NOTE 8 – FAIR VALUE MEASUREMENT

FASB ASC 820, *Fair Value Measurements and Disclosures*, (ASC 820) defines fair value as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. The fair value should be calculated based on assumptions that market participants would use in pricing the asset or liability, not assumptions specific to the entity.

16

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2025

NOTE 8 – FAIR VALUE MEASUREMENT (Continued)

ASC 820 specifies a hierarchy of valuation techniques based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon the market data obtained from independent sources (observable inputs). In accordance with ASC 820, the following summarizes the fair value hierarchy:

Level I Inputs – Unadjusted quoted market prices for identical assets or liabilities in an active market that the Company has the ability to access.

Level 2 Inputs – Inputs other than the quoted market prices in active markets that are observable either directly or indirectly.

Level 3 Inputs – Inputs based on prices or valuation techniques that are both unobservable and significant to the overall fair value measurements.

ASC 820 requires the use of observable market data, when available, in making fair value measurements. When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurements. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

While the Company believes its valuation methods are appropriate and consistent with those used by other market participants, the use of different methods or assumptions to estimate the fair value of certain financial statement items could result in a different estimate of fair value at the reporting date.

The significant unobservable inputs in the fair value measurement may result in significantly different fair value measurements if any of those inputs were to change in isolation. Generally, a change in the assumptions used in the fair value measurement would be accompanied by a directionally opposite change in other assumptions. Those estimated values may differ significantly from the values that would have been used had a readily available market for such items existed, or had such items been liquidated, and those differences could be material to the financial statements. The following is a description of the valuation methodologies used for assets and liabilities measured at fair value. There have been no changes in the methodologies used at June 30, 2025.

Mortgage loans held for sale – The fair value of mortgage loans held for sale based on Level 2 inputs is determined when possible, using quoted secondary-market prices or investor commitments. If no such quoted price exists, the fair value of a loan is determined using quoted prices for a similar asset or assets, adjusted for the specific attributes of that loan, which would be used by other market participants.

Derivative instruments – The fair values of IRLCs are derived by valuation models incorporating market pricing for instruments with similar characteristics, commonly referred to as best execution pricing, or investor commitment prices for best effort IRLCs.

The valuation models used to value the IRLCs have unobservable inputs, such as an estimate of the fair value of the servicing rights expected to be recorded upon sale of the loans, estimated costs to originate the loans, and pull through, and are therefore classified as Level 3 within the fair value hierarchy.

17

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2025

NOTE 8 – FAIR VALUE MEASUREMENT (Continued)

The fair value of forward sale commitments is based on observable market pricing for similar instruments and are therefore classified as Level 2 within the fair value hierarchy.

Mortgage servicing rights – The fair value of MSRs is difficult to determine because MSRs are not actively traded in observable stand-alone markets and therefore classified as Level 3 in the Fair Value hierarchy. The Company uses a discounted cash flow approach to estimate the fair value of MSRs. This approach consists of projecting servicing cash flows discounted at a rate that management believes market participants would use in their determinations of fair value. The key assumptions used in the estimation of the fair value of MSRs include prepayment speeds, discount rates, default rates, cost to service, contractual servicing fees, escrow earnings and ancillary income.

The following table set forth by level, within the fair value hierarchy, the Company's assets and liabilities at fair value as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Mortgage loans held for sale	$ -	$ 18,138,245	$ -	$ 18,138,245
Derivative instruments	-	(8,008)	192,949	184,941
Total	$ -	$ 18,130,237	$ 192,949	$ 18,323,186

Fair Value of Other Financial Instruments
Due to their short-term nature, the carrying value of cash and cash equivalents, restricted cash, escrow cash, accounts receivable, short-term payables, and mortgage financing arrangements approximate their fair value at June 30, 2025.

NOTE 9 – MORTGAGE FINANCING ARRANGEMENTS

The Company has the following warehouse lines of credit (WHLOC) and mortgage repurchase agreements (MRA) at June 30, 2025:

	Amounts
$30 million master repurchase agreement. The line bears interest at the default rate which is 7.50%. The Company defaulted on the agreement in October 2022. See Note 13.	$ 11,550,113
$10 million warehouse line of credit that expires February 17, 2026. The line bears interest at various rates based on type of mortgage loan and range from 1.00% to 4.00%. A deposit of 2.00% of the facility limit is required by the lender.	9,967,243
$15 million funding program agreement. The line autorenews every three months. The line bears no interest.	7,905,023
	$ 29,422,379

18

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2025

NOTE 9 – MORTGAGE FINANCING ARRANGEMENTS (Continued)

As of June 30, 2025, the Company had pledged mortgage loans held for sale as collateral under the agreements. The above agreements also contain certain financial covenants including maintenance of minimum tangible net worth, minimum liquid assets, maximum leverage ratio, minimum current ratio and minimum profitability requirements as defined by the agreements. At June 30, 2025, the Company was in compliance with all covenant requirements as defined by the mortgage financing arrangements.

NOTE 10 – OPERATING LINE OF CREDIT

The Company has a $3 million operating line of credit agreement with an investor, which expires June 30, 2027, and provides financing for the Company's operations. Interest under the agreement is 7.00% per annum. The principal and any unpaid interest are due in full by the maturity date. At June 30, 2025, the outstanding balance on the line of credit was $528,695.

During 2024, the Company entered into three operating line of credit agreements with a financial institution totaling $4.94 million. The lines expire by October 2026. Interest under the agreements range from 8.25% to 9.25% per annum. The outstanding principal and unpaid interest is due in one payment upon maturity. At June 30, 2025, the outstanding balance on the lines of credit was $4,935,000.

NOTE 11 – PAYCHECK PROTECTION PROGRAM NOTE PAYABLE

On March 27, 2020, the Small Business Administration ("SBA") established the Paycheck Protection Program ("PPP") as part of the Coronavirus Aid, Relief and Economic Security Act ("CARES Act"), which provides loans to qualifying businesses for amounts up to 2.5 times of the average monthly payroll expenses of the qualifying business. The loans and accrued interest are forgivable after twenty-four weeks as long as the borrower uses the loan proceeds for eligible purposes, including payroll, benefits, rent and utilities, and maintains its payroll levels. The amount of loan forgiveness will be reduced if the borrower terminates employees or reduces salaries during the twenty-four-week period.

On April 22, 2020, the Company received a PPP loan of $396,600. Given the purpose and the underlying conditions of the loan, the Company has the option to treat this loan under FASB ASC 470, Debt, or FASB ASC 958, Government Grant. The Company has elected to treat the loan as debt and is accounting for it under FASB ASC 470, Debt. Under this model, the Company will record the amount received under the PPP as a short-term liability until all conditions for forgiveness eligibility have been substantially met and qualifying expenses have been incurred under the SBA PPP loan program.

The Company is currently in default of the terms of the PPP loan. On November 21, 2024, the Company entered into an agreement with the SBA to pay the remaining unpaid principal balance and accrued interest owed as of the loan default date. The note bore interest at 1.00% per annum. The final payment on the outstanding note is due by October 2039. At June 30, 2025, the outstanding unpaid principal balance on the note was $370,838. At June 30, 2025, the Company owes $8,571 of accrued interest, and is included in accounts payable and accrued expenses on the balance sheet.

19

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2025

NOTE 11 – PAYCHECK PROTECTION PROGRAM NOTE PAYABLE (Continued)

The future scheduled maturities of the PPP loan at June 30, 2025 is as follows:

	Amounts
2026	27,300
2027	27,300
2028	27,300
2029	27,300
2030	27,300
Thereafter	234,338
	$ 370,838

NOTE 12 – NET WORTH REQUIREMENTS

The Company is subject to net worth requirements in connection with seller-servicer agreements and certain secondary market investors. Failure to maintain minimum net worth requirements could result in the Company's inability to originate and service loans for the respective investor and, therefore, could have a direct material effect on the Company's financial statements.

The Company was in compliance with all of these minimum requirements at June 30, 2025:

	Minimum	Deficit
HUD- Net Worth	$ 1,000,000	$ (2,296,729)

NOTE 13 – COMMITMENTS AND CONTINGENCIES

Commitments to Extend Credit and Forward Commitments

The Company enters into commitments to extend credit (IRLC) to borrowers who have applied for residential mortgage loans and have met underwriting criteria. These commitments expose the Company to market risk if interest rates change and the IRLC is not appropriately hedged or committed to an investor. The Company is exposed to credit loss if the loan is originated and not sold to an investor or the borrower does not perform. The collateral is typically limited to the first deed of trust on the residential property. Total commitments to originate loans was $24,697,684 at June 30, 2025.

Forward commitments to sell to investors are security contracts for delivery at a specified date at a specified price. Risks arise from the possible inability of the Company or the investor to meet the terms of the contract. At June 30, 2025, the Company had forward commitments to investors of $1,000,000.

Legal and Regulatory Contingencies

The Company is subject to certain claims and contingent liabilities that arise in the normal course of business such as litigation and investor repurchase disputes. The Company could be subject to repurchase demands from its investors for loans originated during the year and in prior year under specified circumstances. The Company is subject to periodic audits and examinations from various federal and state agencies. Such audits and examinations could result in additional actions, penalties or fines by the agencies.

20

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2025

NOTE 13 – COMMITMENTS AND CONTINGENCIES (Continued)

Legal and Regulatory Contingencies, continued
The Company is currently the defendant in case with a warehouse bank in which they are currently in default of the terms of the agreement and in negotiations with the bank to get the loans sold off the line.

NOTE 14 – RELATED PARTY TRANSACTIONS

Officer Advances
The Company has $915,530 due from an officer of the Company for the year ended June 30, 2025, and is included in accounts receivable and advances, net on the related balance sheet.

Due to/from Related Parties
The Company has amounts due from related parties of $795,751 at June 30, 2025. The amounts are unsecured and do not bear interest. The Company has amounts due to related parties of $278,777 at June 30, 2025.

Notes Payable, Related Parties
The Company has a revolving notes payable and term notes payable with two related parties for $3,300,000 and $577,000, respectively. The notes bear an interest rate of 8.0% and 10.0%, respectively. Principal and accrued interest are due upon maturity on June 30, 2026. The revolving note allows for borrowings and repayments up to the maximum credit limit and fluctuates based on the related party receivables and payables. The Company has amounts due from the related party of $723,833 at June, 30, 2025, and is included in the notes payable balance on the balance sheet. The net outstanding balance under the notes payable was $663,938 at June 30, 2025.

Loans Held for Investment
At June 30, 2025, the Company has loans held for investment with two related parties for $2,800,000 and $318,750, respectively. The loans bear interest at 4.99% and 6.99%, respectively, and are collateralized by the underlying property.

Consulting Fees
The Company incurred $48,000 in June 30, 2025, in consulting fees that are performed by the shareholder, which is included in general and administrative expenses on the statement of operations.

21

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2025

NOTE 15 – INCOME TAX

Provision for income taxes consists of the following for the year ended June 30, 2025:

		Amounts
Current tax expense:		
Federal	$	76
State		3,697
	$	3,773
Deferred tax benefit		
Federal	$	(1,058,210)
State		(352,737)
Deferred tax benefit	$	(1,407,174)

The components of the deferred tax assets and liabilities consists of the following at June 30, 2025:

		Amounts
Deferred tax assets:		
Net operating loss carryforward	$	2,015,572
Allowance for doubtful accounts		2,677
Allowance for branch receivables		426,483
Allowance for indemnification losses		20,748
Fair value of MBS trades		2,242
Allowance for loans receivable		25,738
Total deferred tax assets	$	2,493,460
Deferred tax liabilities:		
Fair value of derivative assets	$	(54,026)
Total deferred tax liabilities	$	(54,026)
Net deferred tax asset	$	2,547,486

No valuation allowance has been estimated due to the fact that the Company intends to utilize all of the deferred tax assets and net operating loss carryforward in the future.

22

RESMAC, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2025

NOTE 16 – RESTATEMENT OF 2024 FINANCIAL STATEMENTS

Subsequent to the issuance of the financial statements for the year ended June 30, 2025, management discovered and corrected errors to record the PPP note payable and related accrued interest which were not previously recorded. The table below shows the impact of the adjustments to the respective balances on the financial statements for the year ended June 30, 2025:

	As Previously Reported	As Restated
Paycheck protection program note payable	$ -	$ 396,600
Accounts payable and accrued expenses	$ 2,570,176	$ 2,578,747
Total stockholders' equity	$ 3,787,502	$ 3,382,331

NOTE 17 – SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through January 7, 2026, the date the financial statements were available to be issued.

23

RESMAC, INC.
SUPPLEMENTAL INFORMATION
JUNE 30, 2025

RESMAC, INC.
COMPUTATION OF ADJUSTED NET WORTH PURSUANT TO HUD REQUIREMENTS
JUNE 30, 2025

FHA servicing portfolio at June 30, 2025	(a)	$	-
FHA Originations – FHA-insured Title ll loan originations during fiscal year	(b)		11,196,222
FHA Purchases – FHA-insured Title ll third-party originator purchased during fiscal year	(c)		1,312,014
Total FHA loan activity [(d) = (a) + (b) + (c)]	(d)		12,508,236
FHA-insured Title ll loan originations retained at the fiscal year end	(e)		-
FHA-insured Title ll third-party originator purchases retained at the end of fiscal year	(f)		-
Adjustments [(g) = (e) + (f)]	(g)		-
Total adjusted FHA loan activity [(h) = (d) - (g)]	(h)	$	12,508,236
Net Worth Required (If (h) < $25 million, skip lines (j) and (k) and insert (i) on line (o).)	(i)	$	1,000,000
Additional net worth required (If (h) > $25,000,000 then (j) = (h) - (25,000,000) * (1%))	(j)		-
Total net worth required [lesser of (i) + (j) or $2,500,000	(k)	$	1,000,000
If line (k) < $2,500,000, insert line (k) on line (o).			
If line (k) > $2,500,000, insert $2,500,000 on line (o).			
Stockholders' equity (net worth) per balance sheet	(l)	$	2,974,038
Less unacceptable assets:			
Advances due from officer			915,530
Due from related parties			795,751
Deferred tax asset			2,547,486
Prepaid expenses			12,000
	(m)	$	4,270,767
Adjusted net worth [(n) = (l) – (m)]	(n)	$	(1,296,729)
Minimum net worth required	(o)	$	1,000,000
Adjusted net worth above/(below) required minimum amount [(p) = (n) - (o)]	(p)	$	(2,296,729)

See Independent Auditors’ Reports and Notes to the Financial Statements 24

RESMAC, INC.
COMPUTATION OF LIQUID ASSETS PURSUANT TO HUD REQUIREMENTS
JUNE 30, 2025

Minimum FHA net worth	$	1,000,000
20% of FHA net worth required	$	200,000
Cash and cash equivalents	$	2,738,320
Liquidity required		200,000
Liquidity above the program requirement	$	2,538,320

See Independent Auditors’ Reports and Notes to the Financial Statements 25

Advisent
Advisent Assurance LLP

858.565.2700
3131 Camino Del Rio North, Suite #820
San Diego CA 92108
www.advisent.com

INDEPENDENT AUDITORS' REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING AND ON COMPLIANCE AND OTHER MATTERS BASED ON AN AUDIT OF FINANCIAL STATEMENTS PERFORMED IN ACCORDANCE WITH *GOVERNMENT AUDITING STANDARDS*

To the Stockholders of
ResMac, Inc.
Boynton Beach, FL

We have audited, in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in *Government Auditing Standards,* issued by the Comptroller General of the United States, the financial statements of ResMac, Inc., which comprise the balance sheet as of June 30, 2025, and the related statements of operations, stockholders' equity, and cash flows for the year then ended, and the related notes to the financial statements, and have issued our report thereon January 7, 2026.

Internal Control Over Financial Reporting

In planning and performing our audit of the financial statements, we considered ResMac, Inc.'s internal control over financial reporting (internal control) to determine the audit procedures that are appropriate in the circumstances for the purpose of expressing our opinions on the financial statements, but not for the purpose of expressing an opinion on the effectiveness of ResMac, Inc.'s internal control. Accordingly, we do not express an opinion on the effectiveness of ResMac, Inc.'s internal control.

A *deficiency in internal control* exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent, or detect and correct misstatements on a timely basis. A *material weakness* is a deficiency, or combination of deficiencies, in internal control, such that there is a reasonable possibility that a material misstatement of ResMac, Inc.'s financial statements will not be prevented or detected and corrected on a timely basis. A significant deficiency is a deficiency, or a combination of deficiencies, in internal control that is less severe than a material weakness, yet important enough to merit attention by those charged with governance.

Our consideration of internal control over financial reporting was for the limited purpose described in the first paragraph of this section and was not designed to identify all deficiencies in internal control over financial reporting that might be deficiencies, *significant deficiencies* or *material weaknesses.* Given these limitations, during our audit we identified deficiencies in internal control described in the accompanying schedule of findings, questioned costs, and recommendations as items 2025-01 and 2025-02 that we consider to be material weaknesses.

"Advisent" is the brand name under which Advisent Assurance LLP and Advisent LLC provide professional services. Advisent Assurance LLP and Advisent LLC practice as an alternative practice structure in accordance with the AICPA Code of Professional Conduct and applicable laws, regulations, and professional standards. Advisent Assurance LLP is a licensed independent CPA firm that provides attest services to its clients, and Advisent LLC provides tax and business consulting services to their clients. Advisent LLC is not a licensed CPA firm.

RESMAC, INC.
SCHEDULE OF FINDINGS, QUESTIONED COSTS, AND RECOMENDATIONS
JUNE 30, 2025

Compliance and Other Matters

As part of obtaining reasonable assurance about whether ResMac, Inc.'s financial statements are free of material misstatement, we performed tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements, noncompliance with which could have a direct and material effect on the determination of financial statement amounts. However, providing an opinion on compliance with those provisions was not an objective of our audit and, accordingly, we do not express such an opinion. The results of our tests disclosed instances of noncompliance or other matters that are required to be reported under Government Auditing Standards and which are described in the accompanying schedule of findings, questioned costs, and recommendations as items 2025-03, 2025-04, and 2025-05.

Purpose of this Report

The purpose of this report is solely to describe the scope of our testing of internal control and compliance and the results of that testing, and not to provide an opinion on the effectiveness of the ResMac, Inc.'s internal control or on compliance. This report is an integral part of an audit performed in accordance with Government Auditing Standards in considering ResMac, Inc.'s internal control and compliance. Accordingly, this communication is not suitable for any other purpose.

Advisent Assurance, LLP

Advisent Assurance, LLP
San Diego, California
January 7, 2026

858.565.2700
www.advisent.com
Advisent
Advisent Assurance LLP

Advisent Assurance LLP

858.565.2700
3131 Camino Del Rio North, Suite #820
San Diego CA 92108
www.advisent.com

INDEPENDENT AUDITORS' REPORT ON COMPLIANCE FOR MAJOR HUD PROGRAMS AND REPORT ON INTERNAL CONTROL OVER COMPLIANCE REQUIRED BY THE *CONSOLIDATED AUDIT GUIDE FOR AUDITS OF HUD PROGRAMS*

To the Stockholders' of
ResMac, Inc.
Boynton Beach, FL

Report on Compliance for Major HUD Program

Opinion on Each Major Program

We have audited ResMac, Inc.'s compliance with the compliance requirements described in the *Consolidated Audit Guide for Audits of HUD Programs (the Guide),* that could have a direct and material effect on each of ResMac, Inc.'s major U.S. Department of Housing and Urban Development (HUD) programs for the year ended June 30, 2025. ResMac, Inc.'s major HUD programs and the related direct and material compliance requirements are as follows:

NAME OF MAJOR HUD PROGRAMS	Direct and Material Compliance Requirements
HUD Title II Program	Quality Control Plan, Sponsor Responsibility for Third-Party Originators, Branch Office Operations, Loan Origination, Loan Servicing, Federal Financial and Activity Reports, Lender Annual Recertification, Adjusted Net Worth, Liquidity and Licensing, Loan Settlement, Escrow Accounts, Kickbacks

In our opinion, ResMac, Inc. complied, in all material respects, with the compliance requirements referred to above that could have a direct and material effect on each of its major HUD programs for the year ended June 30, 2025.

Basis for Opinion on Each Major Program

We conducted our audit of compliance in accordance with auditing standards generally accepted in the United States of America (GAAS); the standards applicable to financial audits contained in *Government Auditing Standards*, issued by the Comptroller General of the United States; and the Audit Guide. Our responsibilities under those standards and the Audit Guide are further described in the Auditor's Responsibilities for the Audit of Compliance section of our report.

We are required to be independent of ResMac, Inc. and to meet our other ethical responsibilities, in accordance with relevant ethical requirements relating to our audit. We believe that our audit evidence provides a reasonable basis for our opinion on compliance for each major HUD program. Our audit does not provide a legal determination of ResMac, Inc.'s compliance with the compliance requirements referred to above.

"Advisent" is the brand name under which Advisent Assurance LLP and Advisent LLC provide professional services. Advisent Assurance LLP and Advisent LLC practice as an alternative practice structure in accordance with the AICPA Code of Professional Conduct and applicable laws, regulations, and professional standards. Advisent Assurance LLP is a licensed independent CPA firm that provides attest services to its clients, and Advisent LLC provides tax and business consulting services to their clients. Advisent LLC is not a licensed CPA firm.

RESMAC, INC.
SCHEDULE OF FINDINGS, QUESTIONED COSTS, AND RECOMENDATIONS
JUNE 30, 2025

Responsibilities of Management for Compliance

Management is responsible for compliance with the requirements referred to above and for the design, implementation, and maintenance of effective internal control over compliance with the requirements of laws, regulations, rules, and provisions of contracts or grant agreements applicable to ResMac, Inc.'s HUD programs.

Auditor's Responsibilities for the Audit of Compliance

Our objectives are to obtain reasonable assurance about whether material noncompliance with the compliance requirements referred to above occurred, whether due to fraud or error, and express an opinion on ResMac, Inc.'s compliance based on our audit. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS, *Government Auditing Standards*, and the Audit Guide will always detect material noncompliance when it exists. The risk of not detecting material noncompliance resulting from fraud is higher than that resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Noncompliance with the compliance requirements referred to above is considered material if there is a substantial likelihood that, individually or in the aggregate, it would influence the judgment made by a reasonable user of the report on compliance about ResMac, Inc.'s compliance with the requirements of each major HUD program as a whole. In performing an audit in accordance with GAAS, *Government Auditing Standards*, and the Audit Guide, we:

- Exercise professional judgment and maintain professional skepticism throughout the audit.
- Identify and assess the risks of material noncompliance, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding ResMac, Inc.'s compliance with the compliance requirements referred to above and performing such other procedures as we considered necessary in the circumstances.
- Obtain an understanding of ResMac, Inc.'s internal control over compliance relevant to the audit in order to design audit procedures that are appropriate in the circumstances and to test and report on internal control over compliance in accordance with the Audit Guide, but not for the purpose of expressing an opinion on the effectiveness of ResMac, Inc.'s internal control over compliance. Accordingly, no such opinion is expressed.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit and any significant deficiencies and material weaknesses in internal control over compliance that we identified during the audit.

Report on Internal Control Over Compliance

A *deficiency in internal control over compliance* exists when the design or operation of a control over compliance does not allow management or employees, in the normal course of performing their assigned functions, to prevent, or detect and correct, noncompliance with the compliance requirements of a HUD program on a timely basis. A material weakness *in internal control over compliance* is a deficiency, or a combination of deficiencies, in internal control over compliance, such that there is a reasonable possibility that material noncompliance with a compliance requirement of a HUD program will not be prevented, or detected and corrected, on a timely basis.

858.565.2700
www.advisent.com
Advisent
Advisent Assurance LLP

RESMAC, INC.
SCHEDULE OF FINDINGS, QUESTIONED COSTS, AND RECOMENDATIONS
JUNE 30, 2025

A significant deficiency in internal control over compliance is a deficiency, or a combination of deficiencies, in internal control over compliance with a compliance requirement of a HUD program that is less severe than a material weakness in internal control over compliance, yet important enough to merit attention by those charged with governance.

Our consideration of internal control over compliance was for the limited purpose described in the Auditor's Responsibilities for the Audit of Compliance section and was not designed to identify all deficiencies in internal control over compliance that might be material weaknesses or significant deficiencies. We did identify deficiencies in internal control over compliance that we consider to be material weaknesses, as defined above. However, material weaknesses or significant deficiencies in internal control over compliance may exist that were not identified.

Our audit was not designed for the purpose of expressing an opinion on the effectiveness of internal control over compliance. Accordingly, no such opinion is expressed.

The purpose of this report on internal control over compliance is solely to describe the scope of our testing of internal control over compliance and the results of that testing based on the requirements of the Audit Guide. Accordingly, this report is not suitable for any other purpose.

Advisent Assurance, LLP

Advisent Assurance, LLP
San Diego, California
January 7, 2026

858.565.2700
www.advisent.com

Advisent
Advisent Assurance LLP

RESMAC, INC.
SCHEDULE OF FINDINGS, QUESTIONED COSTS, AND RECOMENDATIONS
JUNE 30, 2025

CURRENT YEAR FINDINGS

Internal Control Findings

Finding 2025-01:

Condition, Criteria and Effect:
The Company's year-end close process failed to identify certain entries that should have been made to the financial statements. As such, there were adjustments proposed and agreed upon by management during the audit that had a material impact on the financial statements.

Recommendation:
The Company's management should develop policies and procedures to ensure all accounts are being reconciled and reviewed in a timely manner.

Finding 2025-02:

Condition, Criteria and Effect:
Review of the Company's escrow liabilities identified escrow balances outstanding for loans sold prior to the audit period. The outstanding balances were not transferred to the new servicer in full or refunded to borrowers.

Recommendation:
The Company should establish and perform a thorough review to reconcile escrow accounts for sold loans regularly. This includes implementing procedures to ensure any remaining escrow liabilities are transferred to the purchasing entity or returned to the borrower timely.

Finding 2025-03:

Condition, Criteria and Effect:
The Company did not complete quality control reviews within 90 days of closing.

Recommendation:
The Company should perform procedures, as detailed in the Quality Control Plan, to ensure quality control reviews are completed within the 90-day time period as required by HUD.

Finding 2025-04:

Condition, Criteria and Effect:
The Company has not completed its annual certification by submitting electronically acceptable audited financial statements and other required documents as required by HUD, within 90 days of fiscal year-end.

Recommendation:
The Company should enhance its in-house accounting and financial reporting and closing processes to ensure compliance with reporting deadlines.

31

RESMAC, INC.
SCHEDULE OF FINDINGS, QUESTIONED COSTS, AND RECOMENDATIONS
JUNE 30, 2025

Finding 2025-05:

Condition, Criteria and Effect:
HUD Handbook 4000.1.V.A requires that single-family lenders have a net worth of not less than $1 million, plus an additional net worth of the total volume in excess of $25 million in FHA single-family insured mortgages originated, underwritten, purchased, or serviced during the prior fiscal year, up to a maximum required net worth of $2.5 million. At June 30, 2025, the Company had an adjusted net worth below the minimum required amount.

Recommendation:
We recommend the Company submit a Notice of Material Event to FHA, with a Corrective Action Plan that outlines the steps taken to mitigate the deficiency and other relevant information, such as contributions and efforts made to obtain additional capital.

32

RESMAC, INC.
SCHEDULE OF THE STATUS OF PRIOR YEAR AUDIT FINDINGS, QUESTIONED COSTS, AND RECOMENDATIONS
FOR THE YEAR ENDED JUNE 30, 2024

PRIOR YEAR AUDIT FINDINGS

Our audit report, dated November 5, 2024, for the year ended June 30, 2024, discovered two findings that are required to be reported therein under the HUD Consolidated Audit Guide.

Internal Control Findings

Finding 2024-01: Currently in process.

Finding 2024-02: Currently in process.

There were no reports by HUD, OIG, contract administrators or other federal agencies during the audit period. There were no letters or reports issued by HUD management during the audit period.

33

Exhibit C

Executive Summary

ResMac, Inc.

ResMac, Inc. is a licensed residential mortgage bank with authority to lend in 11 states and the operational capability to expand nationwide. The company provides mortgage origination, loan sales, servicing-related activities, and investment lending operations. ResMac maintains a diversified mortgage banking platform supported by warehouse financing relationships, scalable loan production operations, and a growing portfolio of loans held for investment.

As of March 31, 2026, ResMac reported total assets of approximately $51.8 million, compared to $43.6 million as of June 30, 2025, reflecting meaningful balance sheet growth driven primarily by expansion in loans held for sale and notes receivable.

Financial Performance

For the year-to-date period ending March 31, 2026, ResMac generated approximately $3.57 million in total revenue, derived primarily from loan production and loan sale activities. Loan sale income represented the company’s largest revenue contributor at approximately $2.31 million, while loan production income contributed approximately $1.29 million.

The company reported a year-to-date net loss of approximately $(280,000) through March 31, 2026, representing a substantial improvement compared to the $(923,000) net loss reported for the fiscal year ended June 30, 2025.

Management’s cost rationalization efforts are evident across several expense categories, including marketing, servicing, and operational processing costs. Personnel expenses remain the company’s largest operating cost, totaling approximately $2.2 million year-to-date as of March 2026.

Balance Sheet and Liquidity

ResMac maintains a mortgage banking balance sheet structure supported primarily by warehouse lending facilities. As of March 31, 2026:

●	Loans held for sale totaled approximately $27.9 million

●	Loans held for investment totaled approximately $14.7 million

●	Warehouse line utilization totaled approximately $38.1 million

●	Cash and restricted cash totaled approximately $1.35 million

●	Shareholders’ equity totaled approximately $2.7 million

The increase in loans held for sale from approximately $19.1 million in June 2025 to $27.9 million in March 2026 reflects improved origination activity and pipeline growth. Notes payable declined from approximately $6.47 million to $5.55 million during the same period, reflecting deleveraging efforts and improved capital management.

ResMac currently operates with approximately $25 million in warehouse lending capacity to support mortgage origination activities. The company is seeking approximately $20 million in additional growth capital to significantly expand its warehouse lending platform and increase total warehouse capacity to approximately $200 million.

With expanded warehouse capacity and the ability to operate at an estimated 10:1 leverage ratio, management believes the company can materially increase loan origination volume across both retail and wholesale lending channels. The expanded platform is expected to accelerate annual revenue growth from approximately $4 million to an estimated $32 million within a relatively short timeframe.

A significant portion of the anticipated growth is expected to come from wholesale mortgage origination, which offers substantial operating leverage due to its lower fixed-cost structure. Wholesale production primarily utilizes independent mortgage brokers and referral agents, reducing the need for substantial internal staffing expansion while minimizing incremental operational overhead and internal cash burn.

Strategic Positioning

ResMac is positioned as a specialized mortgage finance platform focused on scalable loan origination and secondary market execution. The company’s operational infrastructure, warehouse financing capabilities, and servicing framework provide a foundation for growth as residential lending markets stabilize and interest rate conditions improve.

The company’s scalable wholesale origination strategy, combined with expanded warehouse lending capacity, is expected to materially improve operating leverage and profitability while allowing management to efficiently deploy capital across multiple origination channels.

ResMac’s improving earnings trajectory, expanding loan production volumes, and strengthened operational discipline suggest continued progress toward profitability and long-term enterprise value creation.

Outlook

Management’s near-term priorities are expected to include:

●	Expanding loan origination volume and gain-on-sale revenue

●	Increasing warehouse lending capacity to support higher production levels

●	Scaling wholesale mortgage origination through independent broker networks

●	Improving operating leverage through disciplined expense management

●	Strengthening liquidity and capital resources

●	Growing recurring servicing-related income streams

●	Enhancing profitability and long-term shareholder value

ResMac’s operating platform, lending licenses, scalable wholesale strategy, and improving financial profile position the company to capitalize on future opportunities within the residential mortgage and specialty finance sectors.